EXHIBIT 99.2

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
2ND QUARTER 2003

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Colonial Properties Trust

TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Real Estate & Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions	17
	Debt Summary/Total Market Capitalization	18
	Current Development Pipeline	19
	Property Disposition Detail	19
	Unconsolidated Partnerships & Joint Venture Summary	20
3.	Equity Issues: Common & Preferred	21
4.	Debt Summary	25
5.	Multifamily Division Summary
	Divisional NOI	28
	Operational Statistics	29
	Occupancy Schedule	31
6.	Office Division Summary
	Divisional NOI	34
	Operational Statistics	35
	Lease Expiration/Tenant Concentration	36
	Leasing Execution	37
	Occupancy Schedule	38
7.	Retail Division Summary
	Divisional NOI	40
	Operational Statistics	41
	Tenant Performance	43
	Capex/Lease Expiration/Tenant Concentration	44
	Leasing Execution	45
	Occupancy Schedule	46
8.	Market Demographics	49
9.	Glossary of Terms	50

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:

- Diversified Property Portfolio - Investment in High Growth Sunbelt Cities - Operating Excellence - Mixed Use Investment - Acquisitions/Development/Dispositions - Taxable REIT Subsidiary Activities

CONTACT INFORMATION

Headquarters	Investor Relations

Colonial Properties Trust	Sandra Lee Robertson
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	205-250-8788	205-250-8890 - fax
205-250-8700	800-645-3917	205-986-6888 - direct fax
205-250-8890 — fax	lrobertson@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Brandi Singleton
205-250-8724
bsingleton@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company	The Company’s Transfer Agent manages share certificate
P.O. Box 43010	transactions for including transfers, sales, dividend reinvestment
Boston, MA 02940-3010	and optional cash investment transactions.
Investor Relations: 800-730-6001
www.equiserve.com

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Jeff Langbaum	212-272-8046 / 212-272-4201
Greenstreet Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Merrill Lynch	Steve Sakwa / Brian Legg	212-449-0335 / 212-449-1153
Salomon Smith Barney	Jon Litt / Ross Nussbaum	212-816-0231 / 212-816-1685
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

BALANCE SHEET

	As of	As of
($ in 000s)	6/30/2003	12/31/2002

ASSETS
Real Estate Investments
Operating Properties	$2,288,561	$2,298,242
Undeveloped Land & Construction in Progress	98,896	82,520

Total Real Estate, before Depreciation	2,387,457	2,380,762
Less: Accumulated Depreciation	(386,518)	(351,164)

Net Real Estate Development	2,000,939	2,029,598
Cash and Equivalents	1,794	6,236
Restricted Cash	1,921	1,481
Accounts Receivable, net	7,517	10,395
Notes Receivable	1,458	1,307
Prepaid Expenses	5,942	7,581
Deferred Debt and Lease Costs	23,456	23,157
Investment in Unconsolidated Subsidiaries	34,716	36,265
Other Assets	12,931	13,836

Total Assets	$2,090,674	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$32,860	$208,270
Notes and Mortgages Payable	1,119,206	1,053,923

Total Long-Term Liabilities	1,152,066	1,262,193
Other Liabilities	59,817	55,566

Total Liabilities	1,211,883	1,317,759
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	—	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	—

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	603,791	537,097

Total Equity, including Minority Interest	878,791	812,097

Total Liabilities and Equity	$2,090,674	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	6/30/2003	12/31/2002

Basic
Shares	25,882	22,850
Operating Partnership Units (OP Units)	10,420	10,788

Total Shares & OP Units	36,302	33,638
Dilutive Common Share Equivalents	204	254
Diluted
Shares	26,086	23,104
Total Shares & OP Units	36,506	33,892

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Revenue
Minimum Rent	$65,663	$61,830	6.2%	$130,867	$123,312	6.1%
Percentage Rent	601	672	-10.6%	1,172	1,139	2.9%
Tenant Recoveries	10,301	10,308	-0.1%	20,566	20,246	1.6%
Other Property Related Revenue	6,650	4,536	46.6%	11,771	8,767	34.3%
Other Non-Property Related Revenue	1,608	1,889	-14.9%	2,707	3,653	-25.9%

Total Revenue	84,823	79,235	7.1%	167,083	157,117	6.3%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	5,944	5,400	10.1%	11,719	10,683	9.7%
Salaries and Benefits	3,872	3,850	0.6%	7,519	7,638	-1.6%
Repairs and Maintenance	8,876	7,829	13.4%	17,115	14,939	14.6%
Taxes, Licenses, and Insurance	7,902	7,296	8.3%	15,847	14,843	6.8%

Total Property Operating Expenses	26,594	24,375	9.1%	52,200	48,103	8.5%
General and Administrative	5,262	4,472	17.7%	10,065	8,277	21.6%
Depreciation	20,112	17,245	16.6%	39,607	34,676	14.2%
Amortization	1,958	2,025	-3.3%	3,940	4,104	-4.0%

Total Operating Expenses	53,926	48,117	12.1%	105,812	95,160	11.2%

Income from Operations	30,897	31,118	-0.7%	61,271	61,957	-1.1%
Other Income (Expense)
Interest Expense	(17,184)	(15,223)	12.9%	(33,760)	(30,985)	9.0%
Income from Investments	5	57	-91.2%	90	401	-77.6%
Loss on Hedging Activities	(79)	—		(316)	(7)	4414.3%
Gain on Sale of Property	2,277	22,304	-89.8%	2,307	32,112	-92.8%
Other	167	32	421.9%	349	—

Total Other Expense	(14,814)	7,170	-306.6%	(31,330)	1,521	-2159.8%

Income before Minority Interest & Discontinued Operations	16,083	38,288	-58.0%	29,941	63,478	-52.8%
Minority Interest
Minority Interest in CRLP - Preferred	(2,218)	(2,218)	0.0%	(4,438)	(4,438)	0.0%
Minority Interest in CRLP - Common	(2,971)	(10,813)	-72.5%	(5,210)	(17,350)	-70.0%

Total Minority Interest	(5,189)	(13,031)	-60.2%	(9,648)	(21,788)	-55.7%

Income from Continuing Operations	10,894	25,257	-56.9%	20,293	41,690	-51.3%
Discontinued Operations
Income from Discontinued Operations	—	613	-100.0%	246	1,162	-78.8%
Gain on Disposal of Discontinued Operations	—	—		9,627	—
Minority Interest in Discontinued Operations	—	(206)	-100.0%	(3,272)	(394)	730.5%

Income from Discontinued Operations	—	407	-100.0%	6,601	768	759.5%

Net Income	10,894	25,664	-57.6%	26,894	42,458	-36.7%

Dividends to Preferred Shareholders	(3,973)	(3,890)	2.1%	(7,863)	(7,781)	1.1%

Net Income Available to Common Shareholders	$6,921	$21,774	-68.2%	$19,031	$34,677	-45.1%

Earnings per Share - Basic
Continuing Operations	$0.28	$0.97	-71.1%	$0.52	$1.56	-66.7%
Discontinued Operations	—	0.02	-100.0%	0.28	0.04	600.0%

EPS - Basic	$0.28	$0.99	-71.7%	$0.80	$1.60	-50.0%

Earnings per Share - Diluted
Continuing Operations	$0.28	$0.96	-70.8%	$0.52	$1.54	-66.2%
Discontinued Operations	—	0.02	-100.0%	0.28	0.03	833.3%

EPS - Diluted	$0.28	$0.97	-71.1%	$0.79	$1.58	-50.0%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Income Available to Common Shareholders	$6,921	$21,774	-68.2%	$19,031	$34,677	-45.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	2,971	11,019	-73.0%	8,482	17,744	-52.2%

Total	9,892	32,793	-69.8%	27,513	52,421	-47.5%
Adjustments - Consolidated Properties
Depreciation - Real Estate	19,806	17,286	14.6%	39,187	34,832	12.5%
Amortization - Real Estate	1,018	1,085	-6.2%	2,143	2,249	-4.7%
Remove: Gain/(Loss) on Sale of Property	(2,277)	(22,304)	-89.8%	(11,934)	(32,112)	-62.8%
Include: Gain/(Loss) on Sale of Undepreciated Property	2,004	228	778.9%	2,155	228	845.2%
Straight-Line Rents (Prior to 2003)	—	(439)	-100.0%	—	(781)	-100.0%
Marketing Fees (Prior to 2003)	—	1,167	-100.0%	—	1,658	-100.0%

Total Adjustments - Consolidated	20,551	(2,977)	-790.3%	31,551	6,074	419.4%
Adjustments - Unconsolidated Properties
Depreciation - Real Estate	942	603	56.2%	1,882	1,196	57.4%
Amortization - Real Estate	23	6	283.3%	55	11	400.0%
Remove: Gain/(Loss) on Sale of Property	(3)	—		(3)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—
Straight-Line Rents (Prior to 2003)	—	(12)	-100.0%	—	(22)	-100.0%

Total Adjustments - Unconsolidated	962	597	61.1%	1,934	1,185	63.2%

Funds from Operations	$31,405	$30,413	3.3%	$60,998	$59,680	2.2%

FFO per Share
Basic	$0.90	$0.92	-1.4%	$1.78	$1.82	-2.0%
Diluted	$0.90	$0.91	-1.1%	$1.77	$1.80	-1.8%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activites determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activiites (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Six Months Ended

(shares and units in 000s)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Basic
Shares	24,312	22,040	10.3%	23,777	21,713	9.5%
Operating Partnership Units (OP Units)	10,420	11,129	-6.4%	10,497	11,136	-5.7%

Total Shares & OP Units	34,732	33,169	4.7%	34,274	32,849	4.3%
Dilutive Common Share Equivalents	250	319	-21.6%	204	265	-23.0%
Diluted
Shares	24,562	22,359	9.9%	23,981	21,978	9.1%
Total Shares & OP Units	34,982	33,488	4.5%	34,478	33,114	4.1%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Six Months Ended

	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	13,684	14,361	-4.7%	27,246	29,129	-6.5%
Office	9,076	9,667	-6.1%	18,278	19,452	-6.0%
Retail	24,562	25,696	-4.4%	50,500	51,063	-1.1%

Total Same-Property	47,323	49,724	-4.8%	96,024	99,643	-3.6%
Less: Unconsolidated Assets	(1,114)	(1,072)		(2,219)	(2,263)

Same-Property NOI, Consolidated	46,209	48,652		93,805	97,380

Divisional Non Same-Property NOI
Multifamily	1,477	2,894		3,241	6,801
Office	9,078	2,262		15,760	2,984
Retail	1,010	713		2,286	1,414

Total Non-Same Property	11,565	5,869		21,286	11,199
Less: Unconsolidated Assets	(1,097)	(525)		(2,261)	(1,161)

Non Same-Property NOI, Consolidated	10,468	5,344		19,025	10,038

Divisional Total NOI
Multifamily	15,162	17,255	-12.1%	30,487	35,930	-15.1%
Office	18,154	11,929	52.2%	34,037	22,436	51.7%
Retail	25,572	26,409	-3.2%	52,786	52,477	0.6%

Total Divisional NOI	58,888	55,592	5.9%	117,310	110,842	5.8%
Less: NOI, Unconsolidated	(2,211)	(1,597)		(4,480)	(3,424)
2002 Discontinued Operations	—	(385)		—	(670)
2003 Discontinued Operations	—	(588)		(440)	(1,207)
Unallocated Corporate Rev	1,588	1,867		2,571	3,521
Other Expense	(36)	(29)		(78)	(47)
General & Administrative Expenses	(5,262)	(4,472)		(10,065)	(8,277)
Depreciation	(20,112)	(17,245)		(39,606)	(34,677)
Amortization	(1,958)	(2,025)		(3,940)	(4,103)

Income from Operations, restated for additional discontinued operations	30,897	31,118		61,272	61,958
Total Other Income (Expense)	(14,814)	7,170		(31,332)	1,520

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	16,083	38,288		29,940	63,478

Add: 2003 Discontinued Operations NOI	—	588		—	1,207
2003 Discontinued Operations Deprec/Amortization	—	(220)		—	(440)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	16,083	38,657		29,940	64,245

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$6,921			$19,030
Earnings per Share
- Basic	$0.60	$0.99	$0.54	$0.49	$2.61	$0.52	$0.28			$0.80
growth	122.2%	182.9%	-5.3%	-41.7%	28.6%	-13.1%	-71.2%			-49.7%
- Diluted	$0.60	$0.97	$0.53	$0.48	$2.58	$0.52	$0.28			$0.79
growth	122.2%	177.1%	-7.0%	-42.2%	27.7%	-13.8%	-71.0%			-49.7%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$6,921	$19,030
Minority Int. in CRLP (Cont & Disc)	6,725	11,019	5,769	5,143	28,656	5,512	2,971	8,483

Total	19,630	32,793	17,873	16,172	86,468	17,621	9,892	27,513
Adjustments - Consolidated
Depreciation - Real Estate	17,546	17,286	18,214	19,403	72,449	19,381	19,806	39,187
Amortization - Real Estate	1,164	1,085	1,192	1,516	4,957	1,125	1,018	2,143
Extraordinary (Income)/Loss	—	—	—	—	—	—	—	—
‘-’:(Gain)/Loss-Sale of Prop	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,656)	(2,277)	(11,934)
‘+’:Gain/(Loss)-Undeprec Prop	—	228	741	2,627	3,596	151	2,004	2,155
Strt Line Rents (Prior to 2003)	(342)	(439)	(588)	(710)	(2,079)	—	—	—
Marketing Fees (Prior to 2003)	491	1,167	—	—	1,658	—	—	—

Total Adjustments - Cons	9,051	(2,977)	12,877	20,079	39,029	11,001	20,551	31,551
Adjustments - Unconsolidated
Depreciation - Real Estate	593	603	622	885	2,703	940	942	1,882
Amortization - Real Estate	5	6	6	50	67	32	23	55
Extraordinary (Income)/Loss	—	—	—		—	—	—	—
‘-’:(Gain)/Loss-Sale of Prop	—	—	—	(580)	(580)	—	(3)	(3)
‘+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—	—
Strt Line Rents (Prior to 2003)	(10)	(12)	(1)	(12)	(35)	—	—	—

Total Adjustments - Uncons	588	597	627	343	2,155	972	962	1,934

Funds from Operations	$29,269	$30,413	$31,377	$36,594	$127,652	$29,593	$31,405	$60,998

FFO Per Share
- Basic	$0.90	$0.92	$0.94	$1.09	$3.85	$0.88	$0.90	$1.78
growth	12.5%	3.4%	-1.1%	-6.0%	1.3%	-2.7%	-1.4%	-2.0%
- Diluted	$0.89	$0.91	$0.93	$1.08	$3.82	$0.87	$0.90	$1.77
growth	12.4%	2.6%	-1.4%	-6.5%	1.0%	-2.6%	-1.1%	-1.8%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activites determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activiites (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Price per Share (End of Period)	$34.45	$38.95	$36.18	$33.94		$33.08	$35.19
Dividend Per Share	$0.66	$0.66	$0.66	$0.66	$2.64	$0.665	$0.665			$1.330
Dividend Yield (End of Period)	7.7%	6.8%	7.3%	7.8%		8.0%	7.6%
Payout
Dividend/EPS - Diluted	110.0%	68.0%	124.5%	137.5%	102.3%	128.5%	236.0%			168.4%
Dividend/FFO - Diluted	73.8%	72.7%	70.9%	60.9%	69.1%	76.4%	74.1%			75.2%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Shares
Basic - Weighted Avg	21,382	22,040	22,517	22,659	22,154	23,236	24,312			23,777
Diluted - Weighted Avg	21,600	22,359	22,800	22,886	22,408	23,405	24,562			23,981
Outstanding (End of Period)	21,891	22,418	22,573	22,850		23,529	25,882
Units
Weighted Avg	11,144	11,129	10,909	10,885		10,576	10,420
Outstanding (End of Period)	11,143	10,913	10,902	10,789		10,420	10,420
Shares & Units
Basic - Weighted Avg	32,526	33,169	33,426	33,544	33,170	33,812	34,732			34,274
Diluted - Weighted Avg	32,744	33,488	33,709	33,771	33,424	33,981	34,982			34,478
Outstanding (End of Period)	33,034	33,331	33,475	33,639		33,949	36,302

SEGMENT DATA SUMMARY *(1)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Same-Property Portfolio *(2)
Divisional Revenues	71,607	72,306	71,545	75,067	290,524	70,813	70,253			141,066
Divisional Expenses	21,687	22,582	21,956	22,094	88,319	22,112	22,930			45,042

Divisional NOI	49,920	49,724	49,588	52,973	202,205	48,701	47,323			96,024

Divisional NOI Margin	69.7%	68.8%	69.3%	70.6%	69.6%	68.8%	67.4%			68.1%
growth *(3,4)	1.4%	-3.9%	-3.1%	-4.4%	-2.6%	-2.4%	-4.8%			-3.6%
Same-Property without LBOs
Lease Buyouts (LBOs)	(396)	(605)	(1,753)	(822)	(3,575)	(636)	(187)			(823)

Divisional NOI w/o LBOs	49,524	49,119	47,835	52,152	198,630	48,065	47,136			95,200

growth w/o buyouts						-2.9%	-4.0%			-3.5%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q02	3Q03	4Q03	YTD ’03

Total Portfolio
Divisional Revenues *(3)	80,733	81,859	83,960	90,999	337,552	85,911	87,162			173,073
Divisional Expenses	25,483	26,267	25,995	27,410	105,155	27,489	28,274			55,763

Divisional NOI	55,250	55,592	57,964	63,590	232,396	58,422	58,888			117,310

Divisional NOI Margin	68.4%	67.9%	69.0%	69.9%	68.8%	68.0%	67.6%			67.8%
growth *(4)	0.8%	-2.1%	3.0%	6.0%	2.0%	5.7%	5.9%			5.8%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(4)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Revenues
Divisional Same-Property Revenues
Multifamily	22,195	22,253	22,034	21,599	88,081	21,471	22,056			43,527
Office	13,629	13,612	13,970	13,547	54,758	13,006	12,970			25,976
Retail	35,783	36,441	35,540	39,921	147,685	36,336	35,227			71,563

Total Same-Property	71,607	72,306	71,545	75,067	290,524	70,813	70,253			141,066
Less: Unconsolidated	(2,018)	(1,940)	(2,403)	(2,144)	(8,505)	(1,948)	(1,971)

Same-Prop Rev, Cons.	69,589	70,366	69,142	72,923	282,019	68,865	68,282			141,066

Divisional Non Same-Property Revenues
Multifamily	6,080	4,281	2,841	2,877	16,079	2,934	2,533			5,467
Office	1,366	3,506	7,573	9,833	22,279	9,663	12,154			21,817
Retail	1,681	1,766	2,001	3,223	8,670	2,500	2,223			4,723

Total Non-Same Property	9,126	9,553	12,415	15,932	47,028	15,098	16,910			32,007

Less: Unconsolidated	(1,123)	(1,089)	(1,134)	(1,892)	(5,238)	(1,979)	(1,956)			(3,935)

Non Same-Prop Rev, Cons	8,003	8,464	11,281	14,040	41,790	13,119	14,954			28,072

Divisional Total Revenues
Multifamily	28,275	26,534	24,876	24,475	104,160	24,406	24,589			48,994
Office	14,995	17,119	21,543	23,380	77,037	22,669	25,124			47,793
Retail	37,463	38,207	37,541	43,144	156,355	38,836	37,450			76,286

Total Divisional Revenues	80,733	81,859	83,960	90,999	337,552	85,911	87,162			173,073
Less: Uncons. Revenues	(3,141)	(3,029)	(3,537)	(4,036)	(13,743)	(3,927)	(3,927)			(3,935)
2002 Discontinued Operations	(479)	(596)	(176)	(31)	(1,282)	—	—			—
2003 Discontinued Operations	(885)	(866)	(881)	(973)	(3,605)	(707)	—			(707)
Unallocated Corporate Rev	1,654	1,867	1,879	1,939	7,339	983	1,588			2,571

Cons. Rev, adj -’03 Disc Ops	77,882	79,235	81,245	87,898	326,261	82,260	84,823			171,002

Add: 2003 Disc Ops Revenue	885	866	881	973	3,605	707	—			707

Total Cons. Rev, per 10-Q / K	78,767	80,101	82,126	88,871	329,866	82,967	84,823			171,709

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures. The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Expenses
Divisional Same-Property Expenses
Multifamily	7,427	7,892	7,521	7,713	30,553	7,910	8,371			16,281
Office	3,844	3,945	3,665	3,784	15,239	3,804	3,894			7,699
Retail	10,416	10,745	10,770	10,597	42,528	10,398	10,664			21,062

Total Same-Property	21,687	22,582	21,956	22,094	88,319	22,112	22,930			45,042
Less: Unconsolidated	(827)	(868)	(875)	(808)	(3,378)	(843)	(857)			(1,700)

Same-Prop Exp, Cons.	20,860	21,714	21,081	21,286	84,941	21,269	22,073			43,342

Divisional Non Same-Property Expenses
Multifamily	2,173	1,387	999	903	5,462	1,171	1,056			2,226
Office	643	1,245	2,042	2,938	6,868	2,981	3,076			6,057
Retail	980	1,053	998	1,475	4,506	1,225	1,213			2,438

Total Non-Same Property	3,796	3,685	4,039	5,316	16,836	5,377	5,344			10,721
Less: Unconsolidated	(487)	(564)	(521)	(837)	(2,409)	(815)	(859)			(1,674)

Non Same-Prop Exp, Cons.	3,309	3,121	3,518	4,479	14,427	4,562	4,485			9,047

Divisional Total Expenses
Multifamily	9,600	9,279	8,520	8,616	36,015	9,081	9,427			18,507
Office	4,488	5,190	5,707	6,722	22,107	6,786	6,970			13,756
Retail	11,395	11,798	11,769	12,072	47,033	11,623	11,877			23,500

Total Divisional Expenses	25,483	26,267	25,995	27,410	105,155	27,489	28,274			55,763
Less: Uncons. Expense	(1,314)	(1,432)	(1,396)	(1,645)	(5,787)	(1,658)	(1,716)			(3,374)
2002 Discontinued Operations	(194)	(211)	(65)	4	(466)	—	—			—
2003 Discontinued Operations	(266)	(278)	(266)	(293)	(1,103)	(267)	—
Other Expense	18	29	43	33	123	42	36			78

Total Property Operating Exp	23,727	24,375	24,311	25,509	97,922	25,606	26,594			52,467
General & Administrative Exp	3,805	4,472	3,405	3,814	15,496	4,803	5,262			10,065
Depreciation	17,432	17,245	18,245	19,509	72,431	19,494	20,112			39,606
Amortization	2,078	2,025	2,176	2,906	9,185	1,982	1,958			3,940

Cons. Exp, adj -’03 Disc Ops	47,042	48,117	48,137	51,738	195,034	51,885	53,926			106,078

Add: 2003 Disc Ops Exp	266	278	266	293	1,103	267	—			267
2003 Disc Ops Deprec/Amort	220	220	225	222	887	194	—			194

Total Cons. Exp, per 10-Q / K	47,528	48,615	48,628	52,253	197,025	52,347	53,926			106,540

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,768	14,361	14,513	13,886	57,528	13,561	13,684			27,246
Office	9,785	9,667	10,305	9,763	39,520	9,202	9,076			18,278
Retail	25,367	25,696	24,770	29,325	105,157	25,938	24,562			50,500

Total Same-Property	49,920	49,724	49,588	52,973	202,205	48,701	47,323			96,024
Less: Unconsolidated	(1,191)	(1,072)	(1,528)	(1,336)	(5,127)	(1,105)	(1,114)			(2,219)

Same-Prop NOI, Cons.	48,729	48,652	48,060	51,637	197,078	47,596	46,209			93,805

Divisional Non Same-Property NOI
Multifamily	3,907	2,894	1,842	1,974	10,617	1,764	1,477			3,241
Office	722	2,262	5,531	6,895	15,410	6,682	9,078			15,760
Retail	701	713	1,002	1,748	4,164	1,276	1,010			2,286

Total Non-Same Property	5,330	5,869	8,376	10,617	30,192	9,721	11,565			21,286
Less: Unconsolidated	(636)	(525)	(613)	(1,055)	(2,829)	(1,164)	(1,097)			(2,261)

Non Same-Prop NOI, Cons.	4,694	5,344	7,763	9,562	27,363	8,557	10,468			19,025

Divisional Total NOI
Multifamily	18,675	17,255	16,356	15,860	68,145	15,325	15,162			30,487
Office	10,507	11,929	15,836	16,658	54,930	15,884	18,154			34,037
Retail	26,068	26,409	25,772	31,072	109,322	27,213	25,572			52,786

Total Divisional NOI	55,250	55,592	57,964	63,590	232,396	58,422	58,888			117,310
Less: Uncons. NOI	(1,827)	(1,597)	(2,141)	(2,391)	(7,956)	(2,269)	(2,211)			(4,480)
2002 Discontinued Operations	(285)	(385)	(111)	(35)	(816)	—	—			—
2003 Discontinued Operations	(619)	(588)	(615)	(680)	(2,502)	(440)	—			(440)
Unallocated Corporate Rev	1,654	1,867	1,879	1,939	7,339	983	1,588			2,571
Other Expense	(18)	(29)	(43)	(33)	(123)	(42)	(36)			(78)
G&A Expenses	(3,805)	(4,472)	(3,405)	(3,814)	(15,496)	(4,803)	(5,262)			(10,065)
Depreciation	(17,432)	(17,245)	(18,245)	(19,509)	(72,431)	(19,494)	(20,112)			(39,606)
Amortization	(2,078)	(2,025)	(2,176)	(2,906)	(9,185)	(1,982)	(1,958)			(3,940)

Income from Operations	30,840	31,118	33,107	36,161	131,226	30,375	30,897			61,272
Total Other Income (Expense)	(5,650)	7,170	(15,624)	(14,351)	(28,455)	(16,518)	(14,814)			(31,332)

Income from Contin’g Ops *(1)	25,190	38,288	17,483	21,810	102,771	13,857	16,083			29,940

Add: 2003 Disc Ops NOI	619	588	615	680	2,502	—	—			—
2003 Disc Ops Deprec/Amort	(220)	(220)	(225)	(222)	(887)	—	—			—

Inc from Cont *(1), per 10-Q / K	25,589	38,657	17,873	22,267	104,386	13,857	16,083			29,940

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,909	3,002	3,864	3,587		1,122	683
Acquisitions	26	895	1,882	—		—	—

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

Notes:

(1)      See Segment Data and Reconcilation begining on page 10.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$6,921			$19,030
Consolidated
Minority Interest	6,725	11,019	5,769	5,143	28,656	5,512	2,971			8,483
(Inc)/Loss - Uncons. Assets	(344)	(57)	(585)	(982)	(1,968)	(88)	(181)			(269)
ITDA from Disc Ops *(1)	371	45	282	225	923	194	—			194
Preferred Dividends	6,110	6,110	6,110	6,110	24,438	6,110	6,192			12,301
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184			33,760
Income Tax Expense	33	(33)	—	618	618	(181)	(167)			(348)
Depreciation & Amortization	19,510	19,270	20,421	22,415	81,616	21,476	21,805			43,281
(Gain)/Loss on Sale (Cont & Disc)	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,656)	(2,277)			(11,934)
Gain/(Loss)-Undeprec Prop *(2,3)	—	228	741	2,403	3,372	151	2,004			2,155

EBITDA from Consolidated Props	51,264	51,274	54,979	61,663	219,180	52,202	54,451			106,653

Unconsolidated
Reverse: Inc/(Loss) - Uncons.	344	57	585	982	1,968	88	181			269
Interest Expense	884	925	918	1,150	3,877	1,199	1,200			2,399
Income Tax Expense	—	—	—	—	—	—	—			—
Depreciation & Amortization	617	634	653	942	2,846	1,129	843			1,972
(Gain)/Loss on Sale of Prop	—	—	—	(580)	(580)	—	(3)			(3)

EBITDA	$53,109	$52,890	$57,135	$64,157	$227,290	$54,618	$56,672			$111,291

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,100	$1,394	$950	$1,171	$4,615	$1,022	$1,504	$2,526
Percentage Rents	485	674	584	1,799	3,542	571	601	1,172
Lease Buyouts	396	606	1,753	971	3,726	636	2,412	3,048
Straight Line Rents *(4)	342	439	588	710	2,079	1,051	626	1,677
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	33,760
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	2,716
Debt - Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	2,808
Preferred Dividend Payments	6,110	6,110	6,110	6,110	24,438	6,110	6,192	12,301
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794	1,505
Amort of Stock Compensation	197	319	289	302	1,107	340	326	666
Unconsolidated *(5)
Straight Line Rents *(4)	10	12	1	12	35	42	40	82
Interest Expense	884	925	918	1,150	3,877	1,199	1,200	2,399
Capitalized Interest	23	—	—	—	23	—	—	—
Debt - Principal Reductions	93	247	104	307	750	176	151	327
Amort of Deferred Finan’g Costs	19	19	19	19	75	19	19	38

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	To agree with the 4Q gain reflected in the Reconciliation to FFO of $2,627, $224K of Income Tax Expense must be included. The $224K is the tax expense associated with a property disposition. Per the NAREIT’s Accounting Quarterly Update, July 2000, the gain and tax associated with the disposition of poperty should be excluded from the calculation of FFO.

(4)	Post 2002, the effects of straight line rents are included in the calculation of FFO, according The NAREIT’s White Paper.

(5)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.6	1.7	1.6	1.8	1.7	1.5	1.5			1.5
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.4	1.4	1.6	1.4	1.3	1.3			1.3
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share divs)	16,796	25,665	15,995	14,920	73,377	16,000	10,894			26,895
Discontinued Operations:
Minority Interest in CRLP	—	—	1,977	184	2,161	3,088	—			3,088
Gain on Disposal	—	—	(6,069)	—	(6,069)	(9,627)	—			(9,627)
CRLP Min Int. - Common U/H	6,725	11,019	3,792	4,959	26,495	2,424	2,971			5,395
Gains from Sales of Property	(9,808)	(22,304)	(613)	(2,757)	(35,483)	(29)	(2,277)			(2,307)
Income Tax Expense	33	(33)	—	618	618	(181)	(167)			(348)
Income from Ptly-Owned Entities	(344)	(57)	(585)	(982)	(1,968)	(85)	5			(80)

	13,402	14,290	14,497	16,942	59,132	11,590	11,426			23,016
Amort of Interest Capitalized	375	375	375	375	1,500	400	400			800
Capitalized Interest	(2,574)	(2,229)	(1,796)	(1,464)	(8,064)	(1,327)	(1,389)			(2,716)
Distrib from Ptly-Owned Entities	527	1,016	956	2,921	5,420	615	1,420			2,035
Fixed Charges, from below	21,320	20,462	21,677	22,378	85,838	20,833	21,585			42,418

Earnings	33,050	33,915	35,709	41,152	143,826	32,110	33,442			65,552

Fixed Charges
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184			33,760
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389			2,716
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794			1,505
Distrib to Series B Pfd Unitholders	2,218	2,218	2,218	2,218	8,873	2,218	2,218			4,437

Total	21,320	20,462	21,677	22,378	85,838	20,833	21,585			42,418

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series A, C & D	3,891	3,891	3,891	3,891	15,565	3,891	3,973			7,865

Total	25,211	24,354	25,569	26,270	101,403	24,724	25,559			50,282

Supplemental Coverage Ratios
Interest Coverage *(1)	3.2	3.3	3.2	3.4	3.3	3.1	3.1			3.1
Fixed Charge Coverage *(2)	2.2	2.3	2.3	2.4	2.3	2.1	2.2			2.2
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.0	2.1			2.0

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	33,760
Interest Exp. - Discontinued Op	—	—	—	—	—	—	—	—
Interest Exp. - Unconsolidated	884	925	918	1,150	3,877	1,199	1,200	2,399

Total Interest Expense	16,647	16,147	17,738	18,610	69,141	17,775	18,384	36,159

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,110	6,110	6,110	24,438	6,110	6,192	12,301
Debt Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	2,808
Debt Prin Amort - Disc’d Op	—	—	—	—	—	—	—	—
Debt Prin Amort - Uncons’d	93	247	104	307	750	176	151	327

Total Fixed Charges	23,650	23,492	25,068	26,408	98,617	25,515	26,081	51,595

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	2,716
Cap Interest - Discontinued Op	—	—	—	—	—	—	—	—
Cap Interest - Unconsolidated	23	—	—	—	23	—	—	—

Total Fixed Charges w/ Cap Int	26,247	25,721	26,864	27,872	106,704	26,842	27,470	54,311

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

REAL ESTATE ASSETS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Consolidated
Land, Buildings & Equip, Net	1,764,819	1,776,014	1,907,214	1,947,078		1,912,406	1,902,264
Add: Depreciation	322,299	319,657	331,984	351,164		366,840	386,297

Operating Assets	2,087,118	2,095,671	2,239,198	2,298,242		2,279,246	2,288,561
Undeveloped Land & CIP	157,636	160,007	135,983	82,520		87,046	98,896
Unconsolidated Investments
Operating Assets	81,658	84,007	84,179	87,945		122,706	123,502
Undeveloped Land & CIP	30,220	32,542	34,503	97		7	—

Total Real Estate	2,356,632	2,372,227	2,493,863	2,468,804		2,489,005	2,510,959

This unconsolidated data regarding real estate assets are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth below are calculated on the same basis. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

INVESTMENT ACTIVITY

Acquisition of Properties
Multifamily	—	—	—	—	—	—	—	—
Office	16,767	56,338	122,905	—	196,010	—	—	—
Retail	—	—	—	—	—	—	—	—

Acquisitions	16,767	56,338	122,905	—	196,010	—	—	—
Other Assets & Debt Assumed	(46)	(617)	(44,539)	—	(45,202)	—	—	—

Acq, net - Cons. Assets	16,721	55,721	78,366	—	150,808	—	—	—

Development Expenditures
Multifamily	2,794	1,549	1,463	3,147	8,953	726	2,326	3,053
Office	13,328	7,104	9,104	2,968	32,504	2,169	795	2,964
Retail	12,326	15,572	6,710	7,903	42,511	3,583	12,826	16,409
Other (mixed-use, infrastruct)	1,018	981	1,142	175	3,316	295	466	761

Total, incl subs	29,466	25,206	18,419	14,193	87,284	6,773	16,413	23,186
Less: Non-Cash
Allocations & Other	(4,167)	(2,902)	(2,626)	(1,970)	(11,665)	—	(2,139)	(2,139)
Less: Infrastructure
Reimbursement from City/Cty	(3,564)	(1,318)	(1,422)	(780)	(7,084)	(3,457)	(2,290)	(5,747)
Less: Uncons. /Other *(1)	(5,973)	(4,821)	(6,390)	(1,355)	(18,539)	—	—	—

Development, Cons. Assets	15,762	16,165	7,981	10,088	49,996	3,316	11,984	15,300

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	19,036	75,473	—	—	94,509	13,800	—	13,800
Office	—	—	8,692	—	8,692	—	—	—
Retail	—	—	11,694	23,693	35,387	17,100	—	17,100
Land and other	169	776	3,011	3,528	7,484	631	2,123	2,753

Total, incl subs	19,205	76,249	23,396	27,221	146,071	31,531	2,123	33,653
Selling Costs	(864)	(261)	(917)	(727)	(2,769)	(797)	(87)	(884)
Outparcels/Land (Dev)	(169)	—	(3,011)	(2,665)	(5,845)	—	—	—
Less: Uncons. Assets - net	—	—	—	(5,216)	(5,216)	—	—	—

Sales, Net - Cons. Assets	18,172	75,988	19,468	18,613	132,241	30,734	2,035	32,769

     See Note Under Real Estate Assets above.

COLONIAL PROPERTIES TRUST
Corporate – Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Regular Maintenance
Multifamily	1,218	1,792	1,531	1,394	5,935	1,088	1,553			2,641
Office	451	324	299	268	1,343	524	272			796
Retail	431	748	658	1,149	2,986	1,028	1,097			2,125

Total Regular Maintenance	2,100	2,864	2,488	2,811	10,264	2,640	2,922			5,562
Less: Uncons.	(209)	(216)	(29)	(21)	(475)	(71)	(167)			(238)

Reg. Maint., Cons.	1,891	2,648	2,459	2,790	9,789	2,569	2,755			5,324

Revenue-Enhancing
Multifamily	17	14	65	500	596	51	50			101
Office	—	—	—	—	—	—	—			—
Retail	237	1,175	134	318	1,864	334	929			1,263

Total Rev-Enhancing	254	1,189	199	818	2,460	385	979			1,364
Less: Uncons.	(1)	(110)	—	(1)	(112)	(14)	(48)			(62)

Rev-Enhanc, cons.	253	1,079	199	817	2,348	371	931			1,302

Administrative
Multifamily	27	54	18	2	101	6	25			31
Office	9	5	1	29	44	70	5			75
Retail	5	8	10	83	106	18	190			208
Corporate	1,452	10	32	103	1,597	99	31			130

Total Administrative	1,493	77	61	217	1,848	193	251			444
Less: Uncons.	—	—	—	—	—	—	—			—

Admin., cons.	1,493	77	61	217	1,848	193	251			444

Total Capital Expenditures	3,847	4,130	2,748	3,846	14,572	3,218	4,152			7,370
Less: Uncons.	(210)	(326)	(29)	(22)	(587)	(85)	(215)			(300)

Capital Exp., cons.	3,637	3,804	2,719	3,824	13,985	3,133	3,937			7,070

See Note Under Real Estate Assets, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—	—
Office	1,036	1,854	2,182	2,278	7,350	3,220	2,058	5,278
Retail	752	810	1,810	4,996	8,368	1,545	3,384	4,929

Total Tenant Improvements	1,788	2,664	3,992	7,274	15,718	4,765	5,442	10,207
Less: Uncons.	(71)	(68)	(4)	(178)	(321)	(598)	(5)	(603)
Add: TI – Developments	2,368	129	6,689	973	10,159	—	—	—

Consolidated	4,085	2,725	10,677	8,069	25,556	4,167	5,437	9,604

Leasing Commissions
Multifamily	—	—	—	—	—	—	—	—
Office	438	423	250	803	1,914	505	543	1,048
Retail	302	587	277	449	1,615	255	347	602

Total Leasing Comissions	740	1,010	527	1,252	3,529	760	890	1,650
Less: Uncons.	(22)	(59)	(35)	(112)	(228)	(16)	(1)	(17)

Consolidated	718	951	492	1,140	3,301	744	889	1,633

See Note Under Real Estate Assets, page 16.

COLONIAL PROPERTIES TRUST
Corporate-Trends
($ in 000s, except per share data)

DEBT SUMMARY: CORPORATE & PERCENT OF SUBSIDIARY

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Unsecured/Secured
Unsecured Line of Credit	$203,924	$211,599	$205,459	$208,270	16%	$213,648	$32,860			3%
Unsecured Other	628,155	628,720	670,673	670,646	50%	645,396	742,873			60%
Secured	425,838	418,980	462,560	461,577	34%	460,055	455,195			37%

Total Debt	1,257,917	1,259,299	1,338,692	1,340,493	100%	1,319,100	1,230,928			100%

Less: Secured-Uncons Debt	(71,607)	(75,938)	(77,901)	(78,301)		(78,116)	(78,862)

Total Consolidated Debt	1,186,310	1,183,361	1,260,791	1,262,192		1,240,984	1,152,066

Fixed/Floating
Fixed Rate Debt	994,304	983,806	1,062,698	1,043,453	78%	1,009,872	1,059,479			86%
Floating Rate Debt-Capped	91,206	90,819	90,404	89,922	7%	89,380	88,844			7%
Floating Rate Debt	172,408	184,675	185,590	207,119	15%	219,847	82,606			7%

Total Debt	1,257,918	1,259,299	1,338,692	1,340,493	100%	1,319,100	1,230,928			100%

Less: Unconsolidated Debt	(71,607)	(75,938)	(77,901)	(78,301)		(78,116)	(78,862)

Total Consolidated Debt	1,186,311	1,183,361	1,260,791	1,262,192		1,240,984	1,152,066

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475	$50,475

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerhsips and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193	$1,240,984	$1,152,066
Uncons Debt (Sub Props)	71,607	75,938	77,901	78,301	78,116	78,862

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494	1,319,100	1,230,928
Preferred Stock
8.75% Series A	125,000	125,000	125,000	125,000	125,000	—
8.875% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000	50,000
8.125% Series D	—	—	—	—	—	125,000

Total Preferred Stock	275,000	275,000	275,000	275,000	275,000	275,000
Market Equity (Shares & Units)	1,138,021	1,298,242	1,211,126	1,141,708	1,123,033	1,277,467

Total Market Capitalization	2,670,938	2,832,541	2,824,818	2,757,202	2,717,132	2,783,396

Debt / Total Market Cap’n	47%	44%	47%	49%	49%	44%

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Signficant Projects Under Construction

								Projected			Development Costs
		Units / SF-in 000s					Property	Returns
							Stabilized				Thru				2Q04
	Location	Total		Deliv’d	Leased		Date	GAAP	Cash	Total	2Q03	3Q03	4Q03	1Q04	& Aft

In Construction in Progress								* (5)	* (6)
Retail
CP Trussville, Phase II	Birmingham, AL	65					1Q04	11.9%	11.5%	8.4	5.3	1.5	1.6	—	—
Mixed-Use
Colonial TownPark	Orlando, FL	*	(1)		79		1Q05	10.4%	10.0%	42.9	10.0	8.0	11.8	3.0	10.1
Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530			*	(2)	1Q05	10.1%	10.0%	28.6	1.3	5.4	11.2	7.1	3.6
Old Springville Shopping Center	Birmingham, AL	66			*	(3)	1Q04	9.8%	9.7%	4.3	0.4	2.1	1.6	0.2	—
CM Auburn Opelika	Auburn, AL	555			*	(4)	1Q06	11.4%	11.2%	19.1	1.5	4.5	2.0	1.7	9.4

Total Signficant Projects, in CIP										103.3	18.5	21.5	28.2	12.0	23.1

Transferred to Operating Assets
Office
CC 200 at TownPark	Orlando, FL	155		155	45		3Q04	8.7%	8.5%	23.1	16.5	0.2	0.8	4.3	1.3

Total Significant Projects										126.4	35.0	21.7	29.0	16.3	24.4

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP	18.5
Misc (Infrastructure and Misc Construction)	8.8	* Predevelopment and other.
Land Inventory	71.6	* Raw and improved land.

Total Construction In Progress	98.9

Reconciliation of GAAP to Cash Returns *(6)

	Numerator			Denominator

		Effect of		Total
	GAAP	Straight Line	Cash	Investment
($ In mms)
CP Trussville, Phase II	$1.00	$(0.03)	$0.97	$8.4
Colonial TownPark	4.47	(0.18)	4.29	42.90
CM Myrtle Beach	2.89	(0.03)	2.86	28.60
Old Springville Shopping Center	0.42	(0.00)	0.42	4.30
CM Auburn Opelika	2.18	(0.04)	2.14	19.10
CC 200 at TownPark	2.01	(0.05)	1.96	23.10

SIGNIFICANT DISPOSITIONS: DETAIL

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants

Multifamily			(SF-000s)	($ mm)	* (7)
Colonial Grand at Citrus Park	Tampa, FL	Mar - 03	176	$13.8	7.6%
Retail
Colonial Promenade Bardmoor	St. Petersburg, FL	Mar - 03	152.6	17.1	7.5%	Publix, Eckerds & Bealls

Total				$30.9	7.5%

Notes:

(1)	80 multifamily units (12 over retail, 68 freestanding), 36,000 sf of office space, and 144,000 sf of retail space.

(2)	Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.

(3)	Renovation of center and redeveopment of 45,000 new sf. Pre-leased new Publix Super Market.

(4)	Redevelopment adding approx 180,000 new sf.

(5)	First 12 months of projected NOI divided by development costs.

(6)	First 12 months of projected NOI adjusting for straight line rents divided by development costs. The Company believes that Cash Returns is useful to investors as an alternative measure for evaluating the value of development projects. Additionally, this measure is commonly used in the industry and provides investors the ability to compare property returns. The Company cautions investors that other real estate companies may calculate Cash Returns on a basis different than the Company. In addition, this measure should not be viewed as a substitute measure for other applicable GAAP performance measures.

(7)	Projected 12 month property NOI divided by disposition price.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS & JOINT VENTURE SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest

Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$32,000	$18,662
Parkway City Mall	Huntsville	AL	Retail	630	45%	28,787	10,869
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,403
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,769	62
Land Title Building	Birmingham	AL	Office	32	33%	521	—
CMS Joint Venture I - 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Grand at Ponte Vedra	Jacksonville	FL	Multifamily	240	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				1,950		10,866	1,996
CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,920	713
Other Unconsolidated Investments						—	11

Total Investments in Unconsolidated Subsidiaries						$78,862	$34,716

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	06/30/03

Common Shares	CLP	$26.63	$23.19	$26.06	$31.15	$33.94	$35.19
Annual Growth		-11.6%	-12.9%	12.4%	19.5%	9.0%	3.7%
Dividend per Share		$2.20	$2.32	$2.40	$2.52	$2.64	$2.66
Annual Growth		5.8%	5.5%	3.4%	5.0%	4.8%	0.8%
Yield on End of Period Price		8.3%	10.0%	9.2%	8.1%	7.8%	7.6%
Total Annual Return		-4.3%	-4.2%	22.7%	29.2%	17.4%	7.6%

ANNUAL DIVIDEND/SHARE GROWTH

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A - REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	06/30/03

Preferred Shares	CLPPRA	$24.00	$17.69	$20.75	$25.00	$25.03
Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		9.11%	12.37%	10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue - Not Traded

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100MM
Redeemable	2/23/2004	Dividend $/Share	$4.4375
- Redeem Price	$50.00	Yield on Face Value	8.875%

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50MM
Redeemable	6/1/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	06/30/03

Preferred Shares	CLPPRC				$25.65	$26.25	$26.95
Dividend History
Annual Dividend					Partial Year	$2.31	$2.31
Yield on End of Period Price					9.02%	8.81%	8.58%

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	06/30/03

Preferred Shares	CLPPRD						$26.19
Dividend History
Annual Dividend							$2.03
Yield on End of Period Price							7.76%

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Common Shares - CLP
Ordinary Income	81.37%	78.78%	79.42%	85.86%	77.79%
Return of Capital	18.63%	17.35%	8.16%	2.40%	22.21%
Long-Term Capital Gain	0.00%	0.00%	4.74%	4.65%	0.00%
Unrecaptured Section 1250 Gain	0.00%	3.87%	7.68%	7.09%	0.00%
Preferred Shares - CLPPRA
Ordinary Income	100%	100%	100%	100%	100%
Preferred Shares - CLPPRC
Ordinary Income	100%	100%	100%	100%	100%

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating

			Senior Unsecured	Preferred

Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Philip Kibel	212-553-4402	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	WITHOUT UNCONS. SUBSIDIARY DEBT				WITH UNCONS. SUBSIDIARY DEBT

	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y

Unsecured/Secured
Unsecured Line of Credit	$32,860	3%	2.8%	2.4	$32,860	3%	2.8%	2.4
Unsecured Other	742,873	64%	7.2%	4.9	742,873	60%	7.2%	4.9
Secured	376,333	33%	5.5%	9.3	455,195	37%	5.5%	8.2

Total Debt	$1,152,066	100%	6.5%	6.3	$1,230,928	100%	6.4%	6.1

Fixed/Floating
Fixed Rate Debt	$1,011,403	88%	7.1%	5.3	$1,059,479	86%	7.1%	5.2
Floating Rate Debt - Capped	88,844	8%	2.3%	8.5	88,844	7%	2.3%	8.5
Floating Rate Debt	51,820	4%	1.9%	21.6	82,606	7%	2.1%	14.4

Total Debt	$1,152,066	100%	6.5%	6.3	$1,230,928	100%	6.4%	6.1

Tax-Exempt Debt	48,475	4%	1.9%	23.0	50,475	4%	1.9%	23.2

Notes:

(1)	See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE

($ in MMs)

LINE OF CREDIT

	12/31/02	06/30/03	Interest Rate	Due	Remaining	Notes

Floating	$78,270	$2,860	2.17%	11/22/05	2.4	A	U
Competitive Bid Option - Floating	55,000	—		11/22/05	2.4	A	U
Competitive Bid Option - Swapped to Fixed	75,000	30,000	2.84%	11/22/05	2.4	F	U

Total Outstanding on LOC	$208,270	$32,860	2.78%		2.4

Notes:
	•	The $320MM LOC has a $160MM Competitive Bid Option.

	•	10 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Chevy Chase, Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

	•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

	•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 30 bps.

	•	3-Year facility through November, 2005; with 1 1-year extension

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/02	06/30/03	Interest Rate	Maturity Date	Remaining	Notes

Corporate
Revolving Line of Credit		$208,270	$32,860	2.78%	11/22/05	2.4		U
Land Loan		505	485	2.98%	09/30/04	1.3	A	S
FV of Hedging (FASB 133)		2,554	—		07/26/04	1.1	A	U
Medium Term Notes
195896 AB 1	01/17/97	50,000	—					U
195896 AA 3	12/11/96	50,000	50,000	7.05%	12/15/03	0.5		U
195896 AC 9	07/25/97	75,000	75,000	6.96%	07/26/04	1.1		U
195896 AG 0	08/09/99	25,000	25,000	8.19%	08/09/04	1.1		U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	1.6		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	2.1		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	2.2		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	3.5		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	6.6		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	6.7		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	7.5		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	7.5		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	3.0		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	4.0		U
195891 AD 8	08/09/02	100,000	100,000	6.99%	08/15/12	9.1		U
195891 AE 6			125,000	6.15%	04/15/13	9.8		U
Unamortized Discounts		(2,025)	(2,127)					U
Multifamily Properties
CG at Edgewater		21,541	21,412	6.81%	01/01/11	7.5		S
CG at Galleria		22,400	22,400	1.83%	06/15/26	23.0	C	S
CG at Galleria Woods		9,375	9,312	6.91%	07/01/09	6.0		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	7.0		S
CG at Hunter’s Creek		11,136	10,984	6.59%	06/30/10	7.0	F	S
CG at Madison		17,397	17,179	2.21%	08/01/11	8.1	B	S
CG at Natchez Trace (Ph I)		6,692	6,671	8.30%	09/01/35	32.2		S
CG at Natchez Trace (Ph II)		3,994	3,983	8.25%	02/01/37	33.6		S
CG at Promenade		22,472	22,336	6.81%	01/01/11	7.5		S
CG at Reservoir		8,581	8,482	2.39%	04/01/12	8.8	B	S
CG at Riverchase		20,495	20,237	2.21%	07/01/11	8.0	B	S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	7.0		S
CV at Ashley Plantation		9,324	9,197	6.59%	06/30/10	7.0	F	S
CV at Gainesville		26,602	26,294	2.39%	04/01/12	8.8	B	S
CV at Inverness		9,900	9,900	1.92%	06/15/26	23.0	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	7.0		S
CV at Lake Mary		8,621	8,504	6.59%	06/30/10	7.0	F	S
CV at Research Park		12,775	12,775	1.91%	06/15/26	23.0	C	S
CV at Timothy Woods *		9,467	9,400	7.49%	09/01/09	6.2		S
CV at Trussville		16,847	16,652	2.39%	04/01/12	8.8	B	S
CV at Vernon Marsh		3,400	3,400	1.89%	07/01/26	23.0	C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,671	16,559	8.25%	01/10/08	4.5		S
Colonial Center Heathrow		32,670	32,269	7.39%	12/01/04	1.4		S
Colonial Center Heathrow		11,000	11,000	7.84%	12/01/04	1.4		S
Interstate Park Building 100-400 & 600		2,852	—	8.50%	08/01/03	0.1		S
Perimeter Corp Park 1500 - Unsecured		117
Perimeter Corp Park 1525		4,706	4,734	8.68%	12/01/03	0.4		S
Retail Properties
CP Montgomery		12,194	12,107	7.49%	08/27/09	6.2		S
CP University Park I		11,959	11,874	7.49%	08/27/09	6.2		S
Village at Roswell Summit		1,511	—	8.93%	09/01/05	2.2		S

Total Corporate Debt		$1,262,192	$1,152,066	6.50%		6.3

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARY

	% Owned	12/31/02	06/30/03	Interest Rate	Maturity Date	Remaining	Notes

Multifamily Properties
Barrington, LLC (CG)	15.0%	$974	$966	7.60%	10/01/09	6.3		S
Cahaba Heights, LLC (CV)	15.0%	813	806	7.60%	10/01/09	6.3		S
Mountain Brook, LLC (CG)	15.0%	2,432	2,412	7.60%	10/01/09	6.3		S
Ponte Vedra, LLC (CG)	15.0%	1,356	1,342	7.60%	10/01/09	6.3		S
River Hills, LLC (CG)	15.0%	3,860	3,820	7.60%	10/01/09	6.3		S
Stockbridge, LLC (CV)	15.0%	1,532	1,519	7.60%	10/01/09	6.3		S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	27.5	C	S
Hillwood, LLC (CV)	15.0%	310	303	7.80%	10/01/20	17.3		S
Inverness Lakes I, LLC (CV)	15.0%	589	600	2.47%	12/15/30	27.5	C	S
Inverness Lakes I, LLC (CV)	15.0%	356	334	7.80%	07/01/20	17.0		S
Inverness Lakes II, LLC (CV)	15.0%	2,007	1,987	8.11%	05/01/10	6.8		S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	27.5	C	S
Rocky Ridge, LLC (CV)	15.0%	306	296	7.74%	10/01/16	13.3		S
Office Properties
Land Title Building	33.3%	535	521	8.10%	02/01/15	11.6		S
Retail Properties
CP Hoover	10.0%	1,778	1,769	5.94%	01/11/13	9.5		S
Orlando Fashion Square	50.0%	32,175	32,000	7.00%	12/28/05	2.5		S
Parkway Place	45.0%	27,881	28,787	2.37%	12/20/03	0.5	A	S

Total Subsidiary Property Debt		$78,301	$78,862	5.30%		3.4

Total Corporate & Subsidiary Debt *(1)		$1,340,493	$1,230,928	6.42%		6.1

Notes:
(1)	See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

A Floating Rate Debt
B Floating Rate Debt - Capped
C Floating Rate Debt - Tax Exempt
D Floating Rate Debt - Swapped from Fixed Rate
E Fixed Rate Debt - Tax Exempt
F Fixed Rate Debt - Swapped from Floating Rate Debt without a notation is Fixed Rate Debt
U Unsecured Debt
S Secured Debt

27

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,195	22,253	22,034	21,599	88,081	21,471	22,056			43,527
Divisional Expenses	7,427	7,892	7,521	7,713	30,553	7,910	8,371			16,281

Divisional NOI	14,768	14,361	14,513	13,886	57,528	13,561	13,684			27,246

Divisional NOI Margin	66.5%	64.5%	65.9%	64.3%	65.3%	63.2%	62.0%			62.6%
NOI Growth *(3)	-4.5%	-8.0%	-3.3%	-11.0%	-6.8%	-8.2%	-4.7%			-6.5%
NOI Growth - Sequential						-2.3%	0.9%
Total Division Portfolio
Divisional Revenues *(3)	28,275	26,534	24,876	24,475	104,160	24,406	24,589			48,994
Divisional Expenses	9,600	9,279	8,520	8,616	36,015	9,081	9,427			18,507

Divisional NOI	18,675	17,255	16,356	15,860	68,145	15,325	15,162			30,487

Divisional NOI Margin	66.0%	65.0%	65.7%	64.8%	65.4%	62.8%	61.7%			62.2%
NOI Growth	-6.9%	-15.6%	-18.2%	-20.6%	-15.3%	-17.9%	-12.1%			-15.1%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property

							Increase/(Decrease) from Prior Year Period

		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date

		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI

Birmingham	AL	3,165	26.4%	24.3%	3,054	28.2%	6.2%	10.0%	3.6%	4.5%	9.5%	1.2%
Huntsville	AL	1,572	13.1%	13.1%	1,572	14.5%	-0.8%	5.8%	-4.2%	-1.8%	7.1%	-6.2%
Jackson	MS	498	4.2%	5.1%	328	3.0%	0.8%	1.7%	0.5%	1.3%	3.6%	0.3%
Mobile	AL	476	4.0%	2.5%	401	3.7%	-0.5%	14.3%	-9.3%	-2.6%	8.5%	-9.1%
Montgomery	AL	408	3.4%	4.1%	384	3.5%	4.9%	4.9%	4.9%	5.0%	11.0%	3.0%
Orlando	FL	2,466	20.6%	24.9%	2,010	18.6%	-1.6%	3.2%	-4.1%	-2.8%	2.4%	-5.4%
Sarasota	FL	560	4.7%	4.8%	288	2.7%	-14.4%	5.6%	-23.2%	-12.6%	-3.1%	-16.8%
Other		2,827	23.6%	21.2%	2,782	25.7%	-7.1%	3.9%	-13.0%	-8.7%	6.2%	-16.1%

Total		11,972	100.0%	100.0%	10,819	100.0%	-0.9%	6.1%	-4.7%	-2.1%	6.3%	-6.5%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Apartment Homes
Same-Property *(1)	10,819	10,819	10,819	10,819	10,819	10,819	10,819			10,819
Total Division	13,604	12,044	12,148	12,148	12,486	11,972	11,972			11,972
Physical Occupancy
Same-Property *(1)	91.7%	92.8%	90.7%	88.2%		93.3%	94.0%
Total Division *(2)	91.7%	92.7%	90.8%	88.2%		92.8%	93.6%
Economic Occupancy *(3)
Same-Property *(1)	83.1%	82.6%	80.0%	78.8%		80.0%	80.0%
Total Division *(2)	81.2%	81.2%	79.1%	77.8%		79.1%	79.2%

End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$760	$765	$769	$770		$771	$774
change	1.9%	2.3%	2.0%	1.8%		1.5%	1.2%
Total Division	$758	$781	$785	$785		$799	$788
change	5.7%	6.4%	4.9%	4.4%		5.4%	0.9%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.71	$0.71	$0.71	$0.71		$0.72	$0.72
change	1.4%	2.9%	1.4%	1.4%		1.4%	1.1%
Total Division	$0.72	$0.72	$0.73	$0.73		$0.74	$0.73
change	4.3%	2.9%	2.8%	2.8%		2.5%	0.9%
Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$760	$765	$769	$770		$771	$774
Less: Vacancy & Concessions *(3)	(123)	(133)	(143)	(155)		(160)	(152)
Less: Effect of Change To Qtrly Avg	(2)	(2)	(1)	—		—	(1)

Cons. Rents per Unit	$635	$630	$625	$615		$611	$621

(No Uncons. in Same-Property)
Total Division
Scheduled Rent	$758	$781	$785	$785		$799	$788
Less: Vacancy & Concessions *(3)	(136)	(146)	(156)	(165)		(169)	(161)
Less: Eff - Change To Qtrly Avg & Disp	(2)	(17)	(2)	—		(13)	(2)

Monthly Rent/Unit	620	618	627	620		617	625

Uncons. Assets	1	2	2	1		2	2

Cons. Rents per Unit	$621	$620	$629	$621		$618	$627

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3	3

Mult by: Avg # of Cons. Units for Pd	13,693	12,716	11,723	11,723		11,723	11,547

Revenue	$25,518	$23,641	$22,111	$21,844		$21,747	$21,706

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)  The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)  Total division statistics exclude properties in lease-up.

(3)  [Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Multifamily

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Capital Expenditures ($ in 000s) *(3)
Regular Maintenance	$1,218	$1,792	$1,531	$1,394	$5,935	$1,088	$1,553			$2,641
Revenue- Enhancing	17	14	65	500	596	51	50			101
Admin - Division	27	54	18	2	101	6	25			31

Total	$1,262	$1,860	$1,614	$1,896	$6,632	$1,145	$1,628			$2,773

Capital Expenditures per Unit
Regular Maintenance	$90	$149	$126	$115	$475	$91	$130			$221
Revenue- Enhancing	1	1	5	41	48	4	4			8

Total	$91	$150	$131	$156	$523	$95	$134			$232

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Total			CLP Wtd
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)

ALABAMA
CG at Galleria	Birmingham		1,080	1,195.2		1,080	1,195.2
CG at Galleria Woods	Birmingham		244	260.7		244	260.7
CG at Liberty Park	Birmingham		300	338.7		300	338.7
CG at Mountain Brook	Birmingham		392	392.7	15%	59	58.9
CG at Riverchase	Birmingham		468	745.8		468	745.8
CV at Cahaba Heights	Birmingham		125	131.2	15%	19	19.7
CV at Inverness	Birmingham		586	551.6		586	551.6
CV at Rocky Ridge	Birmingham		226	258.9	15%	34	38.8
CV at Trussville	Birmingham		376	410.3		376	410.3

	Total - 9	12.5	3,797	4,285.2		3,165	3,619.8
CG at Edgewater	Huntsville		500	541.7		500	541.7
CG at Madison	Huntsville		336	354.6		336	354.6
CV at Research Park	Huntsville		736	809.3		736	809.3

	Total - 3	11.2	1,572	1,705.6		1,572	1,705.6
CG at Inverness Lakes	Mobile		312	329.9	15%	47	49.5
CV at Inverness Lakes	Mobile		186	176.5	15%	28	26.5
CV at Ashford Place	Mobile		168	139.1		168	139.1
CV at Huntleigh Woods	Mobile		233	199.1		233	199.1

	Total - 4	20.3	899	844.6		476	414.1
CG at Promenade	Montgomery		384	424.4		384	424.4
CV at Hillwood	Montgomery		160	150.9	15%	24	22.6

	Total - 2	4.0	544	575.3		408	447.0

TOTAL ALABAMA	18	12.2	6,812	7,410.7		5,621	6,186.6

FLORIDA
CG at Cypress Crossing	Orlando		250	314.6		250	314.6
CG at Heather Glen	Orlando		448	524.1		448	524.1
CG at Heathrow	Orlando		312	370.0		312	370.0
CG at Hunter’s Creek	Orlando		496	624.5		496	624.5
CG at TownPark	Orlando		456	584.7		456	584.7
CV at Lake Mary	Orlando		504	431.4		504	431.4

	Total - 6	5.7	2,466	2,849.2		2,466	2,849.2
CG at Lakewood Ranch	Sarasota		288	301.7		288	301.7
CV at TownPark	Sarasota		272	316.4		272	316.4

	Total - 2	3.0	560	618.0		560	618.0
CG at Riverhills	Tampa		776	690.3	15%	116	103.5

	Total - 1	12.0	776	690.3		116	103.5
CG at Gainesville	Gainesville		560	488.6		560	488.6
CG at Ponte Vedra	Jacksonville		240	211.6	15%	36	31.7

	Total - 2	10.3	800	700.3		596	520.4

TOTAL FLORIDA	11	6.2	4,602	4,857.8		3,738	4,091.2

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

ALABAMA
CG at Galleria	93.5%	94.5%	90.8%	99.0%	95.4%	S
CG at Galleria Woods	95.9%	97.1%	95.5%	97.1%	96.4%	S
CG at Liberty Park	94.7%	95.7%	93.3%	96.3%	99.7%	S
CG at Mountain Brook	90.1%	97.7%	94.9%	96.0%	96.7%
CG at Riverchase	88.5%	81.4%	87.9%	97.8%	94.7%	S
CV at Cahaba Heights	95.2%	96.8%	96.8%	96.0%	100.0%
CV at Inverness	95.7%	93.7%	93.5%	98.5%	97.9%	S
CV at Rocky Ridge	96.9%	94.7%	94.2%	95.1%	96.0%
CV at Trussville	90.2%	94.7%	92.0%	98.7%	96.0%	S

	93.0%	92.8%	91.8%	98.2%	96.4%
CG at Edgewater	93.0%	94.4%	90.7%	95.9%	95.9%	S
CG at Madison	98.2%	96.7%	90.5%	96.1%	94.0%	S
CV at Research Park	92.3%	90.2%	86.9%	94.9%	96.7%	S

	93.8%	92.9%	88.9%	95.5%	95.9%
CG at Inverness Lakes	96.5%	97.8%	91.3%	94.1%	91.1%
CV at Inverness Lakes	89.3%	91.4%	91.4%	94.2%	88.8%
CV at Ashford Place	94.6%	90.5%	83.3%	94.6%	97.6%	S
CV at Huntleigh Woods	90.1%	92.7%	91.0%	89.3%	94.0%	S

	92.3%	92.3%	88.3%	91.9%	94.7%
CG at Promenade	77.1%	83.1%	88.5%	90.4%	88.3%	S
CV at Hillwood	94.4%	86.3%	83.8%	96.9%	97.5%

	78.1%	83.3%	88.2%	90.8%	88.8%

TOTAL ALABAMA	92.1%	92.1%	90.4%	96.3%	95.5%

FLORIDA
CG at Cypress Crossing	95.2%	93.6%	91.2%	97.3%	96.0%	S
CG at Heather Glen	90.6%	94.2%	90.7%	98.0%	97.5%	S
CG at Heathrow	94.2%	94.2%	89.7%	94.5%	95.1%	S
CG at Hunter’s Creek	92.3%	93.5%	86.7%	94.4%	98.5%	S
CG at TownPark	LU	LU	LU	94.1%	97.8%
CV at Lake Mary	98.6%	89.1%	84.4%	92.4%	91.9%	S

	94.2%	92.7%	88.0%	94.9%	96.2%
CG at Lakewood Ranch	84.7%	86.5%	86.4%	84.4%	78.8%	S
CV at TownPark	LU	LU	LU	71.7%	74.3%

	84.7%	86.5%	86.4%	78.2%	76.6%
CG at Riverhills	90.5%	91.5%	91.0%	88.9%	88.0%

	90.5%	91.5%	91.0%	88.9%	88.0%
CG at Gainesville	95.2%	70.2%	72.5%	74.1%	74.6%	S
CG at Ponte Vedra	92.5%	97.1%	91.9%	98.4%	94.4%

	95.0%	71.8%	73.7%	75.6%	75.8%

TOTAL FLORIDA	93.3%	87.9%	85.2%	89.1%	89.7%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

			Total			CLP Wtd
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)

GEORGIA
CG at Barrington	Macon		176	191.9	15%	26	28.8
CG at Wesleyan	Macon		328	382.9		328	382.9

	Total - 2	4.2	504	574.9		354	411.7
CV at Timothy Woods	Athens		204	211.4		204	211.4
CV at Walton Way	Augusta		256	254.3		256	254.3
CV at Vernon Marsh	Savannah		178	151.2		178	151.2
CV at Stockbridge	Stockbridge		240	253.2	15%	36	38.0

	Total - 4	16.6	878	870.1		674	654.9

TOTAL GEORGIA	6	12.4	1,382	1,445.0		1,028	1,066.7

MISSISSIPPI
CG at The Reservoir	Jackson		170	195.6		170	195.6
CV at Natchez Trace	Jackson		328	342.8		328	342.8

TOTAL MISSISSIPPI	2	5.6	498	538.4		498	538.4

SOUTH CAROLINA
CV at Ashley Plantation	Bluffton		414	425.1		414	425.1
CV at Caledon Wood	Greenville		350	348.3		350	348.3

TOTAL SOUTH CAROLINA	2	5.4	764	773.4		764	773.4

TEXAS
CV at Haverhill	San Antonio		322	326.9		322	326.9

TOTAL TEXAS	1	6.0	322	326.9		322	326.9

TOTAL CURRENT PORTFOLIO -	40	9.5	14,380	15,352.2		11,972	12,983.1

SUMMARY - CURRENT PORTFOLIO ONLY
Colonial Grands	21		8,516	9,464.2		6,904	7,920.2
Colonial Villages	19		5,864	5,888.0		5,068	5,062.9

TOTAL	40		14,380	15,352.2		11,972	12,983.1

Other Info
Same-Property Portfolio *	28		10,819	11,664.0		10,819	11,664.0
Partially-Owned Props	10		2,833	2,787.2		425	418.1

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

GEORGIA
CG at Barrington	89.2%	85.2%	79.5%	85.2%	86.9%
CG at Wesleyan	86.0%	85.1%	79.3%	82.0%	90.5%	S

	86.2%	85.1%	79.3%	82.2%	90.2%
CV at Timothy Woods	95.1%	97.5%	94.1%	98.0%	99.0%	S
CV at Walton Way	97.7%	96.1%	92.2%	99.2%	100.0%	S
CV at Vernon Marsh	92.7%	92.7%	89.3%	88.8%	92.7%	S
CV at Stockbridge	82.1%	87.5%	75.8%	85.8%	90.0%

	94.7%	95.2%	91.1%	95.4%	97.2%

TOTAL GEORGIA	91.8%	91.7%	87.1%	90.8%	94.8%

MISSISSIPPI
CG at The Reservoir	98.8%	97.1%	95.9%	100.0%	99.4%	S
CV at Natchez Trace	97.3%	95.7%	96.9%	95.7%	99.1%	S

TOTAL MISSISSIPPI	97.8%	96.2%	96.6%	97.2%	99.2%

SOUTH CAROLINA
CV at Ashley Plantation	86.2%	82.9%	78.7%	77.1%	95.9%	S
CV at Caledon Wood	96.9%	91.4%	84.3%	89.0%	87.7%	S

TOTAL SOUTH CAROLINA	91.1%	86.8%	81.3%	82.6%	92.1%

TEXAS
CV at Haverhill	97.2%	93.8%	86.5%	96.9%	95.4%	S

TOTAL TEXAS	97.2%	93.8%	86.5%	96.9%	95.4%

TOTAL CURRENT PORTFOLIO - 40	92.7%	90.8%	88.2%	92.8%	93.6%

SUMMARY - CURRENT PORTFOLIO ONLY
Colonial Grands	91.7%	90.1%	88.1%	93.2%	93.0%
Colonial Villages	94.0%	91.8%	88.4%	92.2%	94.4%

TOTAL	92.7%	90.8%	88.2%	92.8%	93.6%

Other Info
Same-Property Portfolio *	92.8%	90.7%	88.2%	93.3%	94.0%
Partially-Owned Props	91.3%	93.0%	89.8%	92.4%	91.9%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

		Avg	Total		%	CLP Wtd

Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)

SOLD - LAST 5 QTRS
CG at Citrus Park	Tampa		176	200.3		176	200.3

TOTAL SOLD	1		176	200.3		176	200.3

TOTAL AT END OF HISTORICAL PERIOD			14,556	15,552.5		12,148	13,183.4

THIRD - PARTY MANAGED PROPERTIES
Patio Apartments	Auburn, AL		240	179.0	0%
CV at Monte D’Oro	Birmingham, AL		200	295.8	0%
CV at Hillcrest	Mobile, AL		104	114.4	0%
Colony Park	Mobile, AL		201	129.6	0%
CV at McGehee	Montgomery, AL		468	404.2	0%
Ski Lodge - Tuscaloosa	Tuscaloosa, AL		304	273.1	0%
CG at Palma Sola	Bradenton, FL		340	291.8	0%
CG at Bayshore	Bradenton, FL		376	368.9	0%
Hawthorn Groves	Orlando, FL		328	344.4	0%
CV at Cordova	Pensacola, FL		152	116.4	0%
CV at Oakleigh	Pensacola, FL		176	185.7	0%
CG at Carrollwood	Tampa, FL		244	286.1	0%
Pinn Homes Rocky Ridge	Douglasville, GA		300	—	0%
CV at White Bluff	Savannah, GA		120	108.3	0%
CV at North Ingle	Macon, GA		140	133.3	0%
CG at Spring Creek	Macon, GA		296	328.0	0%
CG at Arringdon	Raleigh, NC		320	336.0	0%
Pinn Homes Coursey Place	Baton Rouge, LA		352	—	0%
Harbour View	Chattanooga, TN		308	323.4	0%

			4,969	4,218.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

SOLD - LAST 5 QTRS
CG at Citrus Park	95.5%	89.8%	82.4%

TOTAL SOLD	95.5%	89.8%	82.4%

TOTAL AT END OF HISTORICAL PERIOD	92.8%	90.8%	88.1%	92.8%	93.6%

Notes:

CG = Colonial Grand Apartments, Class A

CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio; property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	13,629	13,612	13,970	13,547	54,758	13,006	12,970			25,976
Divisional Expenses	3,844	3,945	3,665	3,784	15,239	3,804	3,894			7,699

Divisional NOI	9,785	9,667	10,305	9,763	39,520	9,202	9,076			18,278

Divisional NOI Margin	71.8%	71.0%	73.8%	72.1%	72.2%	70.7%	70.0%			70.4%
growth *(4,5)	0.8%	-6.1%	2.3%	-3.4%	-1.7%	-6.0%	-6.1%			-6.0%
Same-Property w/o LBOs
Lease Buyouts (LBOs)	(387)	(247)	(1,060)	(192)	(1,885)	(165)	(33)			(198)

Divisional NOI w/o LBOs	9,398	9,421	9,245	9,571	37,635	9,037	9,043			18,079

growth w/o buyouts						-3.8%	-4.0%			-3.9%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	14,995	17,119	21,543	23,380	77,037	22,669	25,124	47,793
Divisional Expenses	4,488	5,190	5,707	6,722	22,107	6,786	6,970	13,756

Divisional NOI	10,507	11,929	15,836	16,658	54,930	15,884	18,154	34,037

Divisional NOI Margin	70.1%	69.7%	73.5%	71.2%	71.3%	70.1%	72.3%	71.2%
growth *(5)	6.9%	13.7%	50.0%	58.4%	32.7%	51.2%	52.2%	51.7%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6)	Same-store growth removing the effects of lease-buyouts from both periods.

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property		Increase/(Decrease) from Prior Year Period

							Current Quarter			Year-to-Date
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI

Atlanta	GA	888	17.1%	16.6%	725	23.1%	-16.4%	-7.9%	-19.4%	-14.2%	-6.6%	-16.8%
Birmingham	AL	1,413	27.2%	25.0%	992	31.6%	3.7%	7.1%	2.3%	3.9%	4.1%	3.8%
Huntsville	AL	868	16.7%	13.1%	868	27.6%	-5.8%	-7.1%	-5.2%	-4.9%	-4.0%	-5.2%
Montgomery	AL	264	5.1%	2.8%	264	8.4%	-4.0%	2.2%	-7.9%	-5.8%	0.3%	-9.3%
Orlando	FL	1,468	28.3%	37.9%	—	0.0%
Tampa	FL	292	5.6%	4.6%	292	9.3%	9.1%	2.9%	13.1%	0.6%	2.9%	-0.7%

Total		5,194	100.0%	100.0%	3,142	100.0%	-4.7%	-1.3%	-6.1%	-4.6%	-1.2%	-6.0%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Square Feet (in 000s)
Same-Property *(1)	3,142	3,143	3,140	3,139	3,141	3,139	3,142			3,141
Total Division	3,685	4,293	5,185	5,185	4,587	5,192	5,194			5,193
Physical Occupancy
Same-Property *(1)	92.4%	92.6%	91.7%	91.1%		92.6%	92.3%
Total Division *(2)	91.5%	90.9%	91.2%	91.0%		91.2%	91.2%
Base Rent per SF - Straight Line(3) (See Reconciliation Below)
Same-Property *(1)	$17.91	$18.21	$17.72	$18.87		$17.86	$17.50
change	2.9%	4.4%	2.5%	8.2%		-0.3%	-3.9%
Total Division *(2)	$18.10	$18.35	$18.76	$19.82		$19.29	$19.06
change	1.7%	3.1%	6.7%	11.7%		6.6%	3.9%
Base Rent per SF - Cash(3) (See Reconciliation Below)
Same-Property *(1)	$17.95	$18.12	$17.70	$18.91		$17.55	$17.33
change	3.9%	2.8%	2.6%	7.0%		-2.2%	-4.4%
Total Division *(2)	$17.82	$18.10	$18.40	$19.43		$18.71	$18.62
change	2.6%	3.1%	7.1%	6.1%		5.0%	2.9%

Base Rent per SF Reconciliation

Same-Property
Cash Rent per SF	$17.95	$18.12	$17.70	$18.91	$17.55	$17.33
Effects of Concessions & Contractual Rent Increases	(0.04)	0.09	0.02	(0.04)	0.31	0.17

Rent Straight-Lined per SF	17.91	18.21	17.72	18.87	17.86	17.50

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Cons. S-L Rents per SF	$17.91	$18.21	$17.72	$18.87	$17.86	$17.50

Total Division
Cash Rent per SF	$17.82	$18.10	$18.40	$19.43	$18.71	$18.62
Concess & Contr. Rent Incr.	0.28	0.25	0.36	0.39	0.58	0.44

Rent Straight-Lined per SF	18.10	18.35	18.76	19.82	19.29	19.06

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Cons. S-L Rents per SF	$18.09	$18.34	$18.75	$19.81	$19.28	$19.05

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4	4
Mult by: Avg Occupied SF - Cons.	3,122	3,579	4,305	4,503	4,522	4,656

Revenue	$14,119	$16,411	$20,181	$22,302	$21,795	$22,172

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	2002 data has been restated due to a reporting error.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$451	$324	$299	$268	$1,343	524	272			$796
Revenue- Enhancing	—	—	—	—	—	—	—			—
Tenant Improvements	1,036	1,854	2,182	2,278	7,350	3,220	2,058			5,278
Leasing Commissions	438	423	250	803	1,914	505	543			1,048
Admin - Division	9	5	1	29	44	70	5			75

Total	$1,934	$2,607	$2,732	$3,378	$10,650	$4,319	$2,878			$7,197

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.08	$0.06	$0.05	$0.29	$0.10	$0.05			$0.15
Revenue- Enhancing	—	—	—	—	—	—	—			—
Tenant Improvements	0.28	0.43	0.42	0.44	1.60	0.62	0.40			1.02
Leasing Commissions	0.12	0.10	0.05	0.15	0.42	0.10	0.10			0.20

Total	$0.52	$0.61	$0.53	$0.65	$2.32	$0.83	$0.55			$1.39

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

		% of Leased		% of
	SF	SF	Rent	Total

Remaining 2003	338	7%	$6,091	7%
2004	589	13%	9,703	12%
2005	913	19%	14,202	17%
2006	734	16%	12,779	16%
2007	800	17%	14,781	18%
2008 +	1,311	28%	24,247	30%

Total Leased SF	4,685		$81,803

TENANT CONCENTRATION
(SF in 000s)

			% of Total
		SF	Company Revenue

1	Veritas Software	247.1	1.5%
2	FISERV Solutions	244.6	1.4%
3	United HealthCare	156.5	0.9%
4	HealthPlan Services	145.2	0.8%
5	Witness Systems	96.5	0.8%
6	Ace Insurance	86.3	0.6%
7	London Bridge	71.4	0.5%
8	AmSouth Bank	62.3	0.5%
9	Compdent Corp	58.8	0.4%
10	HTE Inc.	87.1	0.4%

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Office

LEASING EXECUTION

(SF & $ in 000s, except per share data)	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Square Feet *(1)
Renewal	158.0	24.9	35.7	67.5	286.1	62.9	85.7			148.7
New	118.1	52.5	88.1	172.3	431.0	92.6	78.2			170.8
Development	251.8	13.6	9.1	2.8	277.3	17.7	41.8			59.5

Total	527.9	91.0	132.9	242.6	994.3	173.3	205.6			378.9
Annual Rent $- Straight Line *(2)
Renewal	2,457.4	453.5	623.3	1,014.0	4,548.2	1,041.5	1,550.4			2,591.9
New	1,757.0	960.4	1,273.4	2,893.3	6,884.0	1,434.2	1,121.9			2,556.1
Development	5,458.0	281.4	179.0	53.3	5,971.8	342.9	856.5			1,199.4

Total	9,672.5	1,695.3	2,075.7	3,960.6	17,404.1	2,818.6	3,528.8			6,347.4
Annual Rent $- Cash *(3)
Renewal	2,378.4	439.7	598.4	890.7	4,307.2	1,005.5	1,399.0			2,404.5
New	1,700.2	801.0	1,193.3	2,651.2	6,345.7	1,240.2	942.7			2,182.9
Development	5,118.5	268.4	171.5	37.1	5,595.5	257.8	786.8			1,044.6

Total	9,197.2	1,509.1	1,963.1	3,579.0	16,248.4	2,503.5	3,128.5			5,632.0
Concession $ *(4)
Renewal	—	—	—	15.0	15.0	15.0	20.6			35.6
New	19.3	5.0	19.5	19.2	63.0	160.3	195.3			355.6
Development	35.0	10.4	5.1	5.1	55.5	14.8	61.7			76.6

Total	54.2	15.4	24.5	39.3	133.5	190.2	277.7			467.8
TI Committed $
Renewal	676.9	180.2	282.1	26.1	1,165.4	319.8	410.1			729.9
New	1,674.0	685.7	973.2	3,387.8	6,720.7	1,306.4	1,164.0			2,470.4
Development	6,592.5	361.8	86.4	79.5	7,120.2	509.0	1,236.1			1,745.1

Total	8,943.5	1,227.7	1,341.6	3,493.4	15,006.3	2,135.2	2,810.2			4,945.4
Leasing Commissions $
Renewal	156.2	47.0	121.7	34.8	359.6	90.7	146.6			237.3
New	382.0	161.5	152.4	801.4	1,497.3	284.3	260.7			545.0
Development	3,194.7	58.4	7.7	—	3,260.7	96.1	184.9			281.0

Total	3,732.9	266.8	281.8	836.2	5,117.7	471.1	592.3			1,063.4

Notes:

(1)	Square feet leased during the quarter; 2002 restated within the quarters for comparison.

(2)	Annualized Straight-Line Rent for square feet produced during the quarter.

(3)	First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Cash Rents	9,197	1,509	1,963	3,579	16,248	2,503	3,129			5,632
Concessions and Contr. Rent Incr.	475	186	113	382	1,156	315	400			715

Straight Line Rents	9,672	1,695	2,076	3,961	17,404	2,819	3,529			6,347

(4)	2002 restated to reflect concessions corresponding to the annualized rent reflected.

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

					For Period Ending
		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

ALABAMA
Colonal Center at Colonnade	Birmingham	421.1		421.1	90.7%	92.7%	91.9%	92.1%	97.8%
Colonial Plaza	Birmingham	168.3		168.3	100.0%	100.0%	100.0%	100.0%	100.0%	S
Emmett R. Johnson Bldg	Birmingham	165.1		165.1	77.0%	77.1%	78.7%	87.5%	89.0%	S
Independence Plaza	Birmingham	106.0		106.0	91.7%	94.8%	98.9%	97.6%	91.4%	S
International Park	Birmingham	239.0		239.0	98.3%	98.8%	97.8%	96.9%	98.2%	S
Land Title Building	Birmingham	30.0	33%	10.0	100.0%	100.0%	100.0%	100.0%	100.0%	S
Riverchase Center	Birmingham	303.8		303.8	88.3%	87.4%	84.3%	83.7%	78.9%	S

	Total - 7	1,433.3		1,413.3	91.1%	91.9%	91.3%	92.0%	92.6%
AmSouth Center	Huntsville	154.2		154.2	93.5%	99.0%	99.6%	98.3%	98.3%	S
Colonial Center at Research Park	Huntsville	133.5		133.5	100.0%	94.8%	94.8%	93.3%	82.3%	S
Colonial Center Lakeside	Huntsville	121.5		121.5	100.0%	92.9%	92.9%	100.0%	100.0%	S
Perimeter Corporate Park	Huntsville	234.7		234.7	91.8%	94.2%	84.4%	92.9%	94.3%	S
Progress Center	Huntsville	224.4		224.4	94.8%	88.5%	92.9%	96.9%	98.4%	S

	Total - 5	868.3		868.3	95.3%	93.5%	92.1%	95.9%	95.0%
250 Commerce Center	Montgomery	37.4		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Interstate Park	Montgomery	226.9		226.9	89.7%	83.0%	84.5%	83.9%	85.6%	S

	Total - 2	264.4		264.4	91.2%	85.4%	86.7%	86.2%	87.6%

TOTAL ALABAMA	14	2,565.9		2,545.9	92.6%	91.7%	91.1%	92.7%	92.9%

FLORIDA
Colonial Center 100 at TownPark	Orlando	153.6		153.6	LU	91.3%	94.9%	94.9%	100.0%
Colonial Center 200 at TownPark	Orlando	154.4		154.4	LU	LU	LU	LU	LU
Colonial Center 600 at TownPark	Orlando	199.6		199.6		LU	LU	LU	LU
Colonial Center Heathrow	Orlando	804.4		804.4		95.4%	95.4%	96.1%	96.1%
901 Maitland	Orlando	155.7		155.7	88.1%	88.1%	88.1%	84.4%	84.4%

	Total - 5	1,467.6		1,467.6	88.1%	93.8%	94.3%	94.3%	95.0%
Concourse Center	Tampa	292.1		292.1	95.2%	94.6%	94.6%	96.8%	96.8%	S

	Total - 1	292.1		292.1	95.2%	94.6%	94.6%	96.8%	96.8%

TOTAL FLORIDA	6	1,759.7		1,759.7	92.7%	94.0%	94.4%	94.8%	95.4%

GEORGIA
Colonial Center Mansell Overlook	Atlanta	699.5		699.5	83.6%	83.5%	83.9%	82.8%	78.6%	S
Colonial Center 500 at Mansell Overlook	Atlanta	163.3		163.3	LU	LU	LU	72.3%	82.4%
Village at Roswell Summit	Atlanta	25.5		25.5	95.1%	95.1%	95.1%	95.1%	95.1%	S

	Total - 3	888.2		888.2	84.0%	83.9%	84.3%	81.2%	79.8%
TOTAL GEORGIA	3	888.2		888.2	84.0%	83.9%	84.3%	81.2%	79.8%

TOTAL CURRENT PORTFOLIO	23	5,213.9		5,193.9	90.9%	91.2%	91.0%	91.2%	91.2%

SUMMARY - CURRENT PORTFOLIO ONLY

Suburban Office	19	4,823.9	4,823.9	90.2%	90.5%	90.2%	90.6%	90.5%
Central Business District	4	390.0	370.0	97.3%	99.6%	99.8%	99.3%	99.3%

TOTAL	23	5,213.9	5,193.9	90.9%	91.2%	91.0%	91.2%	91.2%

Other Info
Same-Property Portfolio	16	3,161.9	3,141.9	92.6%	91.7%	91.1%	92.6%	92.3%
Partially-Owned Props	1	30.0	10.0	100.0%	100.0%	100.0%	100.0%	100.0%

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

					For Period Ending
		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

SOLD – LAST 5 QTRS
University Park	Orlando, FL	72.5		72.5	78.7%

TOTAL SOLD	1	72.5		72.5	78.7%

TOTAL AT END OF HISTORICAL PERIOD		5,286.4		5,266.4	90.7%	89.8%	91.0%	91.2%	91.2%

THIRD-PARTY MANAGED PROPERTIES

International Park 2000	Birmingham, AL	129.5	0%
Grand Twin	Birmingham, AL	90.2	0%
Oxmoor Tower	Birmingham, AL	86.8	0%
Beacon Ridge Tower	Birmingham, AL	153.4	0%
Concourse Riverchase	Birmingham, AL	171.5	0%
Colonial Bank Bldg	Montgomery, AL	23.2	0%
Colonial Financial Center	Montgomery, AL	114.9	0%
Interstate Park 700 & 800	Montgomery, AL	43.4	0%
One Court Square	Montgomery, AL	129.7	0%
Palmer Properties	Montgomery, AL	28.1	0%
HIBC Bldg 550	Orlando, FL	125.9	0%
HIBC Bldg 600	Orlando, FL	125.2	0%

		1,221.6

Notes:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	35,783	36,441	35,540	39,921	147,685	36,336	35,227			71,563
Divisional Expenses	10,416	10,745	10,770	10,597	42,528	10,398	10,664			21,062

Divisional NOI	25,367	25,696	24,770	29,325	105,157	25,938	24,562			50,500

Divisional NOI Margin	70.9%	70.5%	69.7%	73.5%	71.2%	71.4%	69.7%			70.6%
growth *(4,5)	5.1%	-0.5%	-5.0%	-1.3%	-0.5%	2.3%	-4.4%			-1.1%
Same-Property w/o LBOs
Lease Buyouts (LBOs)	(9)	(358)	(693)	(630)	(1,690)	(471)	(154)			(625)

Divisional NOI w/o LBOs	25,358	25,338	24,077	28,695	103,467	25,467	24,408			49,875

growth w/o buyouts						0.4%	-3.7%			-1.6%
Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	37,463	38,207	37,541	43,144	156,355	38,836	37,450			76,286
Divisional Expenses	11,395	11,798	11,769	12,072	47,033	11,623	11,877			23,500

Divisional NOI	26,068	26,409	25,772	31,072	109,322	27,213	25,572			52,786

Divisional NOI Margin	69.6%	69.1%	68.7%	72.0%	69.9%	70.1%	68.3%			69.2%
growth *(5)	4.7%	2.2%	0.1%	5.4%	3.1%	4.4%	-3.2%			0.6%

Notes:
 (1) For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)  The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)  Straight-line rents are included.

(4)  The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5)  2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6)  Same-store growth removing the effects of lease-buyouts from both periods.

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property		Increase/(Decrease) from Prior Year Period

	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date

	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI

Malls	7,453	64.5%	69.6%	7,327	65.0%	-2.8%	-1.9%	-3.2%	0.2%	-1.2%	1.0%
Shopping Centers	4,094	35.5%	30.4%	3,937	35.0%	-4.9%	4.5%	-7.2%	-4.0%	2.9%	-5.6%

Total	11,546	100.0%	100.0%	11,264	100.0%	-3.3%	-0.8%	-4.4%	-0.9%	-0.5%	-1.1%

Notes:
 (1) Includes both consolidated and % of partially-owned subsidiary properties. See page 10 for Reconcilation to Income Statement.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS

Square Feet (in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Same-Property - % Owned *(1)	11,259	11,259	11,259	11,259		11,259	11,264			11,261
Total Division - % Owned	11,996	11,996	11,996	11,801		11,541	11,546			11,544
Gross Leasable Area	12,451	12,563	12,642	12,596	12,563	12,282	12,287
Physical Occupancy
Same-Property *(1)	89.9%	88.9%	88.5%	89.3%		89.1%	88.0%
Total Division *(2)	89.9%	88.6%	88.3%	89.2%		88.7%	87.5%
Regional Malls	89.6%	89.4%	88.8%	90.0%		89.7%	89.6%
Shopping Centers	90.5%	87.4%	87.5%	87.7%		86.8%	83.7%

MALLS
Base Rent per SF Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$21.95	$22.12	$22.22	$22.21		$22.21	$22.41
change	5.6%	5.3%	3.1%	2.1%		1.2%	1.3%
Total Division *(2)	$21.95	$22.12	$22.22	$22.21		$22.21	$22.41
change	5.6%	5.3%	3.1%	2.1%		1.2%	1.3%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32
change	3.7%	3.4%	3.5%	2.6%		1.5%	1.5%
Total Division *(2)	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32
change	3.7%	3.4%	3.5%	2.6%		1.5%	1.5%
Base Rent per SF Reconciliation from Cash Rents to Straight Line Same-Property
Cash Rent per SF	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32
Effects of Concessions & Contractual Rent Increases	0.14	0.13	0.08	0.12		0.07	0.09

Straight-Line Rent per SF	21.95	22.12	22.22	22.21		22.21	22.41

Unconsolidated Assets	(0.51)	(0.50)	(0.49)	(0.60)		(0.59)	(0.59)

Cons. S-L Rents per SF(Ten<10K)	$21.44	$21.62	$21.73	$21.61		$21.62	$21.82

Total Division
Cash Rent per SF	$21.81	$21.99	$22.14	$22.09		$22.14	$22.32
Concess & Contr. Rent Incr.	0.14	0.13	0.08	0.12		0.07	0.09

Straight-Line Rent per SF	21.95	22.12	22.22	22.21		22.21	22.41

Unconsolidated Assets	(0.51)	(0.50)	(0.49)	(0.60)		(0.59)	(0.59)

Cons. S-L Rents per SF(Ten<10K)	$21.44	$21.62	$21.73	$21.61		$21.62	$21.82

To Reconcilie to Total Mall Minimum Rent

Less: Effects of Ten>10K	(12.00)	(11.89)	(12.14)	(11.95)		(12.00)	(12.26)

Cons S-L Rents for Malls	9.44	9.73	9.59	9.66		9.62	9.56
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF - Cons.	6,236	6,222	6,180	6,264		6,253	6,246

Minimum Rents	$14,719	$15,137	$14,810	$15,130		$15,045	$14,925

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
 (1) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)  Total division statistics exclude properties in lease-up.

(3)  Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

SHOPPING CENTERS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$12.83	$12.95	$13.14	$13.23		$13.19	$13.10
change	3.7%	5.0%	6.1%	5.3%		2.8%	1.2%
Total Division *(2)	$13.04	$13.17	$13.32	$13.45		$13.30	$13.21
change	3.4%	2.0%	5.5%	5.9%		2.0%	0.3%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$12.85	$12.98	$13.15	$13.28		$13.16	$13.11
change	2.3%	3.2%	4.8%	3.9%		2.4%	1.0%
Total Division *(2)	$13.07	$13.22	$13.35	$13.50		$13.30	$13.21
change	2.2%	3.3%	6.2%	5.9%		1.8%	-0.1%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$12.85	$12.98	$13.15	$13.28		$13.16	$13.11
Effects of Concessions & Contractual Rent Increases	(0.02)	(0.03)	(0.01)	(0.05)		0.03	(0.01)

Straight-Line Rent per SF	12.83	12.95	13.14	13.23		13.19	13.10

Unconsolidated Assets	—	—	—	—		—	—

Cons. S-L Rents per SF	$12.83	$12.95	$13.14	$13.23		$13.19	$13.10

Total Division
Cash Rent per SF	$13.07	$13.22	$13.35	$13.50		$13.30	$13.21
Concess & Contr. Rent Incr	(0.03)	(0.05)	(0.03)	(0.05)		—	—

Straight-Line Rent per SF	13.04	13.17	13.32	13.45		13.30	13.21

Unconsolidated Assets	(0.01)	(0.01)	(0.04)	(0.04)		(0.04)	(0.04)

Cons. S-L Rents per SF	$13.03	$13.16	$13.28	$13.41		$13.26	$13.17

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	9.01	8.75	8.69	9.27		9.69	10.09

Cons S-L Rents for Centers	9.00	8.74	8.65	9.23		9.65	10.05
Div by: # of Qtrs In Yr	4	4	4	4		4	4
Mult by: Avg Occupied SF - Cons.	3,670	3,545	3,549	3,557		3,515	3,390

Minimum Rents	$8,259	$7,747	$7,673	$8,209		$8,483	$8,515

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

TENANT PERFORMANCE *(1)

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

MALLS
Occupancy Costs *(2)	11.6%	11.7%	11.7%	11.8%		11.8%	11.7%
Gross Sales per SF *(3)
Same-Property *(4)	$271.07	$269.96	$267.93	$267.02		$267.31	$268.49
change	-3.4%	-3.8%	-4.2%	-3.2%		-1.4%	-0.5%
Total Division *(5)	$271.07	$269.96	$267.93	$267.02		$267.31	$268.49
change	-3.4%	-3.8%	-4.2%	-3.2%		-1.4%	-0.5%

SHOPPING CENTERS
Occupancy Costs *(2)	9.8%	9.6%	9.5%	10.0%		10.0%	9.7%
Gross Sales per SF *(3)
Same-Property *(4)	$225.75	$226.58	$224.10	$221.92		$230.71	$231.04
change	-7.7%	-4.2%	-5.2%	-5.3%		2.2%	2.0%
Total Division *(5)	$237.55	$236.92	$235.77	$232.64		$231.63	$232.27
change	-7.1%	-3.7%	-4.3%	-1.0%		-2.5%	-2.0%

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	2002 restated to include all reporting tenants less than 10,000 square feet.

(3)	2002 restated to include all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.4

(5)	Total division statistics exclude properties in lease-up.5

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

CAPEX SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$431	$748	$658	$1,149	$2,986	$1,028	$1,097			$2,125
Revenue- Enhancing	237	1,175	134	318	1,864	334	929			1,263
Tenant Improvements	752	810	1,810	4,996	8,368	1,545	3,384			4,929
Leasing Commissions	302	587	277	449	1,615	255	347			602
Admin - Division	5	8	10	83	106	18	190			208

Total	$1,727	$3,328	$2,889	$6,995	$14,939	$3,180	$5,947			$8,919

Capital Expenditures per SF
Regular Maintenance	$0.03	$0.06	$0.05	$0.09	$0.24	$0.09	$0.10			$0.18
Revenue- Enhancing	0.02	0.09	0.01	0.03	0.15	0.03	0.08			0.11
Tenant Improvements	0.06	0.06	0.14	0.40	0.67	0.13	0.29			0.43
Leasing Commissions	0.02	0.05	0.02	0.04	0.13	0.02	0.03			0.05

Total	$0.14	$0.26	$0.23	$0.56	$1.19	$0.28	$0.52			$0.77

Notes:
(1) Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE

		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total

Remaining 2003	460	4%	$5,759	6%
2004	1,601	12%	12,049	12%
2005	823	6%	12,099	12%
2006	1,643	13%	13,131	13%
2007	1,569	12%	12,330	12%
2008+	6,918	53%	47,534	46%

Total Leased SF	13,014		102,902

TENANT CONCENTRATION

			% of Total
(SF in 000s)		SF	Company Revenue

1	The Limited, Inc.	317	1.7%
2	JC Penney Co., Inc.	1,296	1.2%
3	Saks Inc.	600	1.0%
4	Sears, Roebuck & Co.	1,253	0.6%
5	Belk, Inc.	942	0.5%
6	Venator Group.	108	0.5%
7	Wal-Mart Stores, Inc.	523	0.5%
8	Shoe Show, Inc.	123	0.5%
9	Books-A-Million, Inc.	154	0.4%
10	Regal Cinemas, Inc.	123	0.4%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS)

(SF & $ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Square Feet *(1)
Renewal *(2)	314	104	71	151	641	240	69			309
New	80	127	147	102	456	39	141			180
Development *(3)	9	32	16	6	63	106	155			261

Total	403	263	234	259	1,160	385	365			750

Annual Rent $ - Straight Line *(4)
Total						2,683	3,881			6,564
Annual Rent $ - Cash *(5)
Renewal	2,009	1,788	1,001	1,170	5,968	1,239	1,234			2,473
New	1,116	2,382	2,395	1,873	7,766	639	1,879			2,518
Development	176	531	266	101	1,074	777	744			1,521

Total	3,301	4,701	3,662	3,144	14,808	2,655	3,857			6,512

TI Committed $
Renewal	21	4	701	—	726	—	10			10
New	715	1,612	3,971	844	7,142	1,040	6,097			7,137
Development	32	172	98	20	322	11,000	—			11,000

Total	768	1,788	4,770	864	8,190	12,040	6,107			18,147

Leasing Commissions $
Renewal						56	53			109
New						114	546			660
Development						264	231			495

Total						434	830			1,264

Notes:

(1)	Square feet leased during the quarter; 2002 restated for comparison (previously: leasing executed that would occupy during that year).These numbers have been revised from the 1Q03 Supplemental due to a reporting error.

(2)	Includes one anchor - 164K sf.

(3)	Includes one anchor - 98K sf.

(4)	Annualized Straight-Line Rent for square feet produced during the quarter.

(5)	First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	YTD ’03

Cash Rents	2,655	3,857			—
Concessions and Contr. Rent Incr.	28	24			2,518

Straight Line Rents	2,683	3,881			2,518

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)

ALABAMA
Colonial Brookwood Village	Birmingham	594.4	232.0	362.5		362.5
Brookwood Village Ctr	Birmingham	88.2	—	88.2		88.2
CP Hoover	Birmingham	380.6	215.8	164.8	10%	16.5
CP Trussville	Birmingham	388.3	—	388.3		388.3
CP Tutwiler Farm	Birmingham	514.1	—	514.1		514.1
CS Inverness	Birmingham	28.2	—	28.2		28.2
Shops at Colonnade	Birmingham	112.4	—	112.4		112.4
Old Springville Shopping Ctr	Birmingham	21.5	—	21.5		21.5

	Total - 8	2,127.7	447.7	1,680.0		1,531.7
CM Decatur	Huntsville	576.0	80.9	495.1		495.1
CP Madison	Huntsville	110.7	—	110.7	25%	27.7
Parkway Place	Huntsville	630.0	349.9	280.1	45%	126.0

	Total - 3	1,316.7	430.8	885.9		648.8
CP Montgomery	Montgomery	209.1	44.0	165.1		165.1
CP Montgomery North	Montgomery	209.9	101.8	108.1		108.1
CS Bellwood	Montgomery	88.5	—	88.5		88.5
CS McGehee	Montgomery	98.4	—	98.4		98.4
Old Town Shopping Ctr	Montgomery	38.8	—	38.8		38.8

	Total - 5	644.7	145.8	498.8		498.8
CM Bel Air	Mobile	1,334.1	334.0	1,000.1		1,000.1
Bel Air Village	Mobile	85.9	—	85.9		85.9
CM Auburn Opelika	Auburn	377.1	—	377.1		377.1
CM Gadsden	Gadsden	532.6	—	532.6		532.6

	Total - 4	2,329.7	334.0	1,995.7		1,995.7

TOTAL ALABAMA	20	6,418.7	1,358.3	5,060.4		4,675.0

FLORIDA
CP Hunter’s Creek	Orlando	222.1	—	222.1		222.1
CP Univeristy Park I	Orlando	215.6	—	215.6		215.6
CP Wekiva	Orlando	208.6	—	208.6		208.6
CP Winter Haven	Orlando	197.5	—	197.5		197.5
CS Bear Lake	Orlando	131.6	—	131.6		131.6
Orlando Fashion Square	Orlando	1,072.4	361.4	711.0	50%	355.5

	Total - 6	2,047.8	361.4	1,686.3		1,330.9
CP Northdale	Tampa	230.9	55.0	175.9		175.9

	Total - 1	230.9	55.0	175.9		175.9
CP Burnt Store	Punta Gorda	198.8	—	198.8		198.8
CP Lakewood	Jacksonville	195.1	—	195.1		195.1

	Total - 2	393.9	—	393.9		393.9

TOTAL FLORIDA	9	2,672.6	416.4	2,256.2		1,900.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

ALABAMA
Colonial Brookwood Village	LU	87.8%	89.6%	89.6%	91.7%	S
Brookwood Village Ctr	100.0%	100.0%	100.0%	98.3%	98.3%	S
CP Hoover		89.7%	98.1%	99.2%	98.3%
CP Trussville	99.3%	100.0%	100.0%	100.0%	99.7%	S
CP Tutwiler Farm	100.0%	100.0%	100.0%	99.8%	99.8%	S
CS Inverness	40.7%	49.2%	49.2%	49.2%	42.8%	S
Shops at Colonnade	63.2%	59.9%	60.5%	60.5%	51.1%
Old Springville Shopping Ctr	33.4%	31.7%	16.5%	49.0%	49.0%	S

	91.4%	90.5%	91.1%	92.8%	92.4%
CM Decatur	89.7%	88.5%	86.9%	86.2%	86.3%	S
CP Madison	96.6%	96.6%	100.0%	100.0%	100.0%
Parkway Place	LU	LU	LU	70.2%	70.5%

	90.4%	89.3%	88.2%	83.7%	83.8%
CP Montgomery	95.5%	96.5%	96.8%	96.9%	96.9%	S
CP Montgomery North	95.5%	96.5%	96.8%	97.9%	95.9%	S
CS Bellwood	98.4%	94.5%	94.5%	89.6%	91.2%	S
CS McGehee	80.1%	80.1%	80.1%	81.8%	81.3%	S
Old Town Shopping Ctr	75.1%	63.6%	48.0%	42.9%	41.1%	S

	91.4%	90.4%	89.3%	88.6%	88.3%
CM Bel Air	96.6%	97.7%	97.7%	97.5%	97.3%	S
Bel Air Village	27.9%	27.9%	27.9%	27.9%	24.4%	S
CM Auburn Opelika	93.6%	91.9%	92.4%	92.8%	92.2%	S
CM Gadsden	99.2%	98.9%	98.8%	99.5%	98.9%	S

	93.7%	93.9%	93.9%	94.2%	93.6%

TOTAL ALABAMA	92.3%	91.7%	91.8%	91.7%	91.3%

FLORIDA
CP Hunter’s Creek	100.0%	100.0%	100.0%	99.1%	50.6%	S
CP Univeristy Park I	88.7%	89.8%	94.1%	80.5%	81.8%	S
CP Wekiva	98.0%	97.8%	97.2%	95.7%	96.4%	S
CP Winter Haven	91.1%	89.3%	93.2%	93.9%	94.6%	S
CS Bear Lake	75.5%	79.0%	97.7%	92.5%	93.4%	S
Orlando Fashion Square	90.7%	89.0%	90.2%	88.6%	89.5%	S

	91.6%	91.4%	94.8%	91.3%	84.0%
CP Northdale	97.7%	98.6%	98.9%	94.1%	94.1%	S

	97.7%	98.6%	98.9%	94.1%	94.1%
CP Burnt Store	42.6%	42.6%	45.2%	45.2%	44.8%	S
CP Lakewood	92.1%	93.3%	92.6%	92.1%	92.1%	S

	67.1%	67.7%	68.7%	68.4%	68.2%

TOTAL FLORIDA	87.1%	87.2%	89.7%	86.9%	81.7%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)

GEORGIA
Britt David Shopping Ctr	Columbus	109.6	—	109.6		109.6
CM Glynn Place	Brunswick	507.5	225.6	282.0		282.0
CM Lakeshore	Gainesville	518.3	—	518.3		518.3
CM Valdosta	Valdosta	398.8	73.7	325.1		325.1
CP Beechwood	Athens	343.6	—	343.6		343.6
CM Macon	Macon	1,419.4	682.2	737.2		737.2

TOTAL GEORGIA	6	3,297.2	981.4	2,315.7		2,315.7

NORTH CAROLINA
CM Burlington	Burlington	414.9	—	414.9		414.9
CS Quaker Village	Greensboro	102.4	—	102.4		102.4
CS Stanly	Locust	47.1	—	47.1		47.1
CS Yadkinville	Yadkinville	90.9	—	90.9		90.9
CM Mayberry	Mount Airy	206.9	57.8	149.0		149.0
CM Greenville	Greenville	451.2	46.1	405.1		405.1

TOTAL NORTH CAROLINA	6	1,313.3	103.9	1,209.4		1,209.4

SOUTH CAROLINA
CM Myrtle Beach	Myrtle Beach	494.1	—	494.1		494.1

TOTAL SOUTH CAROLINA	1	494.1	—	494.1		494.1

TENNESSEE
Rivermont Shopping Ctr	Chattanooga	73.5	—	73.5		73.5

TOTAL TENNESSEE	1	73.5	—	73.5		73.5

TEXAS
CM Temple	Temple	555.2	109.0	446.2		446.2

TOTAL TEXAS	1	555.2	109.0	446.2		446.2

VIRGINIA
CM Staunton	Staunton	431.8	—	431.8		431.8

TOTAL VIRGINIA	1	431.8	—	431.8		431.8

TOTAL CURRENT PORTFOLIO- 45		15,256.5	2,969.1	12,287.4		11,546.5

SUMMARY - CURRENT PORTFOLIO ONLY
Regional Malls	17	10,514.5	2,552.5	7,962.1		7,452.5
Shopping Centers	28	4,741.9	416.6	4,325.3		4,094.0

TOTAL	45	15,256.5	2,969.1	12,287.4		11,546.5

Other Info
Same-Property Portfolio	41	14,022.8	2,403.4	11,619.4		11,263.9
Partially-Owned Props	4	2,193.7	927.1	1,266.6		525.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

GEORGIA
Britt David Shopping Ctr	69.3%	67.9%	67.6%	67.6%	67.6%	S
CM Glynn Place	56.9%	59.2%	63.4%	64.5%	62.0%	S
CM Lakeshore	92.7%	91.0%	91.1%	90.4%	92.1%	S
CM Valdosta	92.5%	93.2%	94.6%	93.3%	92.4%	S
CP Beechwood	85.8%	86.8%	76.8%	76.8%	72.9%	S
CM Macon	90.9%	90.5%	93.6%	93.4%	92.4%	S

TOTAL GEORGIA	85.6%	85.6%	85.8%	85.5%	84.5%

NORTH CAROLINA
CM Burlington	94.8%	95.1%	96.9%	96.5%	96.1%	S
CS Quaker Village	92.1%	92.2%	93.6%	92.6%	92.6%	S
CS Stanly	100.0%	100.0%	97.3%	97.3%	100.0%	S
CS Yadkinville	100.0%	100.0%	100.0%	100.0%	100.0%	S
CM Mayberry	97.5%	97.5%	97.5%	97.5%	96.4%	S
CM Greenville	96.4%	94.2%	95.2%	95.2%	94.5%	S

TOTAL NORTH CAROLINA	96.0%	95.4%	96.4%	96.2%	95.7%

SOUTH CAROLINA
CM Myrtle Beach	77.8%	77.3%	76.9%	77.7%	77.3%	S

TOTAL SOUTH CAROLINA	77.8%	77.3%	76.9%	77.7%	77.3%

TENNESSEE
Rivermont Shopping Ctr	85.7%	81.2%	81.2%	79.5%	85.7%	S

TOTAL TENNESSEE	85.7%	81.2%	81.2%	79.5%	85.7%

TEXAS
CM Temple	78.0%	73.4%	82.2%	82.9%	83.5%	S

TOTAL TEXAS	78.0%	73.4%	82.2%	82.9%	83.5%

VIRGINIA
CM Staunton	78.9%	79.9%	79.1%	79.8%	80.5%	S

TOTAL VIRGINIA	78.9%	79.9%	79.1%	79.8%	80.5%

TOTAL CURRENT PORTFOLIO- 45	88.6%	88.3%	89.2%	88.7%	87.5%

SUMMARY - CURRENT PORTFOLIO ONLY
Regional Malls	89.4%	88.8%	90.0%	89.7%	89.6%
Shopping Centers	87.4%	87.5%	87.7%	86.8%	83.7%

TOTAL	88.6%	88.3%	89.2%	88.7%	87.5%

Other Info
Same-Property Portfolio	88.9%	88.5%	89.3%	89.1%	88.0%
Partially-Owned Props	91.5%	89.9%	93.3%	85.1%	85.8%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)

SOLD - LAST 5 QTRS
CP Bardmoor	St. Petersburg	152.7		152.7		152.7
CP University, Phase II	Orlando, FL	183.5		183.5		183.5

TOTAL SOLD	2	336.1	—	336.1		336.1

TOTAL AT END OF HISTORICAL PERIOD		15,592.6	2,969.1	12,623.5		11,882.6

THIRD-PARTY MANAGED PROPERTIES
Hoover Commons	Birmingham, AL			196.8	0%
Calico Corner	Birmingham, AL			5.5	0%
Meadowbrook Place	Huntsville, AL			68.0	0%
Plaza Centre	Madison, AL			82.0	0%

				352.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For Period Ending

Property	2Q02	3Q02	4Q02	1Q03	2Q03	S-P

SOLD - LAST 5 QTRS
CP Bardmoor	85.2%	86.8%	87.9%	87.9%
CP University, Phase II

TOTAL SOLD	85.2%	86.8%	87.9%	87.9%

TOTAL AT END OF HISTORICAL PERIOD	88.6%	88.3%	89.2%	88.0%	87.5%

THIRD-PARTY MANAGED PROPERTIES
Hoover Commons
Calico Corner
Meadowbrook Place
Plaza Centre

NOTES:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year at the same % of ownership.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT

				Proj’d		Proj’d			Proj’d
		2003	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2003	2003-2010	1990-2003	2003-2010	2003	1990-2003	2003-2010	May, 2003

Auburn	AL	119.9	2.82%	1.32%	2.54%	1.27%	$48,381	2.68%	3.60%	3.6%
Birmingham	AL	946.2	0.95%	0.90%	1.98%	1.24%	$79,440	4.96%	4.14%	4.1%
Decatur	AL	149.7	1.02%	1.07%	1.63%	1.13%	$65,859	3.99%	3.67%	5.7%
Gadsden	AL	104.0	0.32%	0.41%	1.33%	0.96%	$56,634	4.00%	4.04%	5.6%
Huntsville	AL	358.9	1.69%	1.33%	1.78%	1.32%	$73,642	3.50%	3.98%	3.9%
Mobile	AL	559.7	1.31%	1.20%	2.76%	1.47%	$63,606	4.49%	4.01%	5.7%
Montgomery	AL	341.8	1.27%	1.03%	2.04%	1.33%	$70,629	3.84%	3.89%	4.7%
Gainesville	FL	223.5	1.72%	1.11%	2.49%	1.37%	$62,788	3.93%	3.81%	2.3%
Jacksonville	FL	1,169.5	2.15%	1.68%	2.72%	1.77%	$77,386	4.16%	3.77%	4.9%
Orlando	FL	1,785.7	3.38%	2.27%	4.25%	2.49%	$73,809	4.16%	4.04%	4.8%
Pensacola	FL	428.3	1.84%	1.47%	2.48%	1.47%	$62,973	3.77%	3.72%	3.9%
Sarasota-Bradenton	FL	638.9	2.27%	2.31%	4.28%	2.76%	$83,331	3.92%	4.58%	3.2%
Tampa-St. Petersburg	FL	2,518.0	1.63%	1.40%	3.29%	1.82%	$71,389	4.72%	4.04%	4.1%
Athens	GA	160.2	2.00%	1.46%	2.53%	1.43%	$62,016	4.14%	3.78%	2.9%
Atlanta	GA	4,427.1	3.73%	1.72%	3.88%	1.81%	$94,952	5.41%	3.94%	4.7%
Augusta	GA	491.4	1.35%	1.03%	1.11%	1.17%	$67,293	3.20%	3.88%	4.6%
Columbus	GA	276.6	0.45%	0.44%	1.55%	1.07%	$69,261	4.98%	4.09%	5.1%
Macon	GA	331.5	1.05%	0.71%	1.66%	1.14%	$70,164	4.23%	3.91%	3.9%
Savannah	GA	302.7	1.29%	0.93%	1.96%	1.12%	$75,433	4.61%	4.00%	3.8%
Jackson	MS	456.3	1.16%	1.15%	2.46%	1.61%	$75,870	5.42%	4.09%	4.5%
Greensboro	NC	1,300.7	1.79%	1.11%	1.78%	1.32%	$74,976	4.20%	3.81%	6.0%
Greenville	NC	140.0	2.19%	1.67%	2.71%	1.82%	$65,007	4.22%	3.85%	6.6%
Greenville	SC	1,002.8	1.56%	1.22%	2.13%	1.42%	$68,189	4.37%	3.89%	5.9%
Myrtle Beach	SC	212.0	3.54%	2.24%	4.41%	2.44%	$59,753	3.92%	4.12%	4.2%
Chattanooga	TN	477.0	0.94%	0.85%	2.09%	1.22%	$71,302	4.59%	4.03%	3.2%
San Antonio	TX	1,685.7	2.08%	1.64%	3.33%	2.02%	$77,175	5.16%	4.06%	5.1%
Temple	TX	323.3	2.02%	1.32%	2.88%	1.50%	$67,762	4.94%	3.65%	5%
Sunbelt States *		97,153.0	1.87%	0.68%	1.31%	1.56%	$61,151	1.50%	1.05%	5.5%
United States		287,635.4	1.28%	0.99%	1.85%	1.24%	$71,681	1.54%	0.97%	6.4%

Source: CACI

		POPULATION			HOUSEHOLD INCOME	UNEMPLOYMENT

				Proj’d
		2002	Growth	Growth	Average
		(000s)	1990-2000	2002-2007	2002	May, 2003

Punta Gorda	FL	14.9	3.6%	1.8%	$69,184	3.4%
Brunswick	GA	15.6	-0.5%	0.1%	$35,798
Gainesville	GA	27.1	3.7%	2.8%	$76,558
Valdosta	GA	44.2	0.6%	0.6%	$54,709
Burlington	NC	45.8	1.3%	1.0%	$57,803
Locust	NC	2.5	0.8%	0.8%	$54,601
Mount Airy	NC	8.6	0.5%	0.6%	$39,280
Yadkinville	NC	2.9	1.3%	1.5%	$49,177
Bluffton	SC	1.4	3.8%	3.1%	$50,046
Abingdon	VA	7.9	1.3%	1.0%	$57,027
Staunton	VA	23.4	-0.4%	-0.7%	$46,003

* Sunbelt States include:
Alabama, Georgia, Florida, Mississippi, Louisiana, Texas, South Carolina,
North Carolina, Virginia, Tennessee, New Mexico, Arizona, Arkansas, Oklahoma

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same- property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at
CAPITALIZATION:	the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.